MORRISON RESTAURANTS INC.
                                   SALARY DEFERRAL PLAN



       THIS INDENTURE made on the 31 day of December, 1993, by MORRISON RESTAURANTS INC., f/k/a Morrison Incorporated, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Primary Sponsor");

                                   W I T N E S S E T H:

       WHEREAS, the Primary Sponsor established by indenture dated June 1, 1968, the Morrison Employees Retirement Savings Trust, which was subsequently renamed as the Morrison Incorporated Salary Deferral Plan (the "Plan"), and which was last restated by indenture dated December 29, 1989;

       WHEREAS, the Primary Sponsor now wishes to amend and restate the Plan to comply with legislation subsequent to the Tax Reform Act of 1986, and various regulations and rulings issued by government agencies thereon and for other reasons;

       WHEREAS, this plan is intended to be a profit sharing plan within the meaning of Treasury Regulations Section 1.401-1(b)(1)(ii) and also contains a cash or deferred arrangement as described in Section 401(k) of the Internal Revenue Code of 1986; and

       WHEREAS, the provisions of the Plan, as amended and restated herein, shall apply only to Plan years beginning after December 31, 1988, and only with respect to members who perform an Hour of Service (as defined in the Plan) in Plan years beginning after December 31, 1988, except to the extent the provisions are required to apply at an earlier date or are not required to apply until a later date to comply with applicable law;

       NOW, THEREFORE, the Primary Sponsor does hereby amend and restate the Plan in its entirety, generally effective as of January 1, 1989, to read as follows:
                                MORRISON RESTAURANTS INC.
                                   SALARY DEFERRAL PLAN

SECTION 1     DEFINITIONS

SECTION 2      ELIGIBILITY

SECTION 3      CONTRIBUTIONS

SECTION 4      ALLOCATIONS

SECTION 5      WITHDRAWALS DURING EMPLOYMENT

SECTION 6      DEATH BENEFITS

SECTION 7      PAYMENT OF BENEFITS ON RETIREMENT OR DEATH

SECTION 8      PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT

SECTION 9      ADMINISTRATION OF THE PLAN

SECTION 10     CLAIM REVIEW PROCEDURE

SECTION 11     LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY
               INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS

SECTION 12     PROHIBITION AGAINST DIVERSION

SECTION 13     LIMITATION OF RIGHTS

SECTION 14     AMENDMENT TO OR TERMINATION OF THE PLAN AND THE
               TRUST

SECTION 15     ADOPTION OF PLAN BY AFFILIATES

SECTION 16     QUALIFICATION AND RETURN OF CONTRIBUTIONS

SECTION 17     SECTION 16 OF SECURITIES EXCHANGE ACT OF 1934

SECTION 18     INCORPORATION OF SPECIAL LIMITATIONS

APPENDIX A    SPECIAL NONDISCRIMINATION RULES
APPENDIX B    LIMITATION ON ALLOCATIONS
APPENDIX C    TOP-HEAVY PROVISION

                                         SECTION 1
                                        DEFINITIONS



       Wherever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise and the following words and phrases shall, when used herein, have the meanings set forth below:

       1.1 "Account" means the account established and maintained by the Plan Administrator to reflect the interest of a Member in the Fund. In addition to any other accounts as the Plan Administrator may establish and maintain, the Plan Administrator shall establish and maintain separate accounts (each of which shall be adjusted pursuant to the Plan to reflect income, gains, losses and other credits or charges attributable thereto) for each Member to be designated as follows:

              (a) "Employee Deferred Account" which shall reflect a Member's interest in contributions made by a Plan Sponsor under Plan Section 3.1.

              (b) "Company Matching Account" which shall reflect a Member's interest in matching contributions made by a Plan Sponsor under Plan
       Section 3.2. The Company Matching Account shall consist of a Company Stock Subaccount which shall hold shares of Company Stock attributable to Plan Sponsor matching contributions and cash held pending the purchase of shares of Company Stock pursuant to Plan Section 3.2(c) and an Other Investment Subaccount which shall hold all other assets attributable to Plan Sponsor matching contributions.

              (c) "Voluntary Contribution Account" which shall reflect a Member's interest in Voluntary Contributions made by a Member to the Fund pursuant to Plan Section 3.3.

              (d) "Rollover Account" which shall reflect a Member's interest in Rollover Amounts.

       1.2 "Accrued Benefit" means those shares of Company Stock and cash held pending the purchase of shares of Company Stock credited to a Member's Company Stock Subaccount of his Company Matching Account and the value of his Other Investment Subaccount of his Company Matching Account and the balance of his other Accounts.

       1.3 "Affiliate" means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Code Section 414(b)) as is a Plan Sponsor, (b) any other trade or business (whether or not incorporated) under common control (within the meaning of Code Section 414(c)) with a Plan Sponsor, (c) any other corporation, partnership or other organization which is a member of an affiliated service group (within the meaning of Code Section 414(m)) with a Plan Sponsor, and (d) any other entity required to be aggregated with a Plan Sponsor pursuant to regulations under Code Section 414(o).

       1.4 "Annual Compensation" means the amount paid to, or accrued by, an Employee by or from a Plan Sponsor (and Affiliates for purposes of Appendices A and C) during a Plan Year as compensation that would be subject to income tax withholding under Code Section 3401(a) (but without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, such as the exception for agricultural labor in Code Section 3401(a)(2)), to the extent not in excess of the Annual Compensation Limit. Notwithstanding the above, Annual Compensation shall be determined as follows:

              (a) (1) in determining with respect to each Plan Sponsor the amount of contributions made by or on behalf of an Employee under Plan
       Section 3 and allocations under Plan Section 4, and (2) for purposes of applying the provisions of Appendix A hereto for such Plan Years as the Secretary of the Treasury may allow, Annual Compensation shall only include amounts received for the portion of the Plan Year during which the Employee was a Member;

              (b) for purposes of applying the Annual Compensation Limit, with respect to Plan Sections 3 and 4 and Appendix A, the rules contained in Subsection (c) of the Plan Section containing the definition of the term "Highly Compensated Employee" shall apply, except that in applying the rules, the term "family" shall include only the spouse of the Member and any lineal descendants of the Member who have not attained age 19 before the close of the Plan Year; and

              (c) for all purposes under the Plan except Appendices B and C hereto (other than for purposes of determining who is a Key Employee), Annual Compensation shall include any amount which would have been paid during a Plan Year, but was contributed by a Plan Sponsor on behalf of an Employee pursuant to a salary reduction agreement which is not includable in the gross income of the Employee under Code Section 125, 402(e)(3), or 402(h); and

              (d) for purposes of applying the annual addition limits set forth in Appendix B, the term Plan Sponsor as used in Plan Section 1.4 shall mean Plan Sponsor as that term is defined in Section 4 of Appendix B.

       1.5 "Annual Compensation Limit" means (a) $200,000 for the Plan Year beginning on January 1, 1989, which amount may be adjusted for each subsequent Plan Year through the Plan Year beginning on January 1, 1993, based on changes in the cost of living as provided in regulations issued by the Secretary of the Treasury, and (b) $150,000 for the Plan Year beginning on January 1, 1994, which amount may be adjusted for each subsequent Plan Year based on changes in the cost of living as provided in regulations issued by the Secretary of the Treasury.

       1.6 "Beneficiary" means the person or trust that a Member designated most recently in writing to the Plan Administrator; provided, however, that if the Member has failed to make a designation, no person designated is alive, no trust has been established, or no successor Beneficiary has been designated who is alive, the term "Beneficiary" means (a) the Member's spouse or (b) if no spouse is alive, the Member's surviving children, or (c) if no children are alive, the Member's parent or parents, or (d) if no parent is alive, the legal representative of the deceased Member's estate. Notwithstanding the preceding sentence, the spouse of a married Member shall be his Beneficiary unless that spouse has consented in writing to the designation by the Member of some other person or trust and the spouse's consent acknowledges the effect of the designation and is witnessed by a notary public or a Plan representative. A Member may change his designation at any time. However, a Member may not change his designation without further consent of his spouse under the terms of the preceding sentence unless the spouse's consent permits designation of another person or trust without further spousal consent and acknowledges that the spouse has the right to limit consent to a specific beneficiary and that the spouse voluntarily relinquishes this right. Notwithstanding the above, the spouse's consent shall not be required if the Member establishes to the satisfaction of the Plan Administrator that the spouse cannot be located, if the Member has a court order indicating that he is legally separated or has been abandoned (within the meaning of local law) unless a "qualified domestic relations order" (as defined in Code Section 414(p)) provides otherwise, or if there are other circumstances as the Secretary of the Treasury prescribes. If the spouse is legally incompetent to give consent, consent by the spouse's legal guardian shall be deemed to be consent by the spouse.

       1.7 "Board of Directors" means the Board of Directors of the Primary Sponsor.

       1.8 "Break in Service" means the failure of an Employee, in connection with a termination of employment other than by reason of death or attainment of a Retirement Date, to complete more than 500 Hours of Service in any Plan Year.

       1.9    "Code" means the Internal Revenue Code of 1986, as amended.

       1.10 "Company Stock" means shares of any class of stock issued by the Primary Sponsor or any Affiliate and constituting "qualifying employer securities" within the meaning of ERISA Section 407(d)(5)

       1.11 "Deferral Amount" means a contribution of a Plan Sponsor on behalf of a Member pursuant to Plan Section 3.1.

       1.12 "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

       1.13 "Disability" means a disability of a Member within the meaning of Code Section 72(m)(7), to the extent that the Member is, or would be, entitled to disability retirement benefits under the federal Social Security Act or to the extent that the Member is entitled to recover benefits under any long term disability plan or policy maintained by the Plan Sponsor. The determination of whether or not a Disability exists shall be determined by the Plan Administrator and shall be substantiated by competent medical evidence.

       1.14 "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order (as defined in Code Section 414(p)) are Distributees with regard to the interest of the spouse or former spouse.

       1.15   "Effective Date" means January 1, 1989.

       1.16 "Elective Deferrals" means, with respect to any taxable year of the Member, the sum of

              (a)   any Deferral Amounts;

              (b) any contributions made by or on behalf of a Member under any other qualified cash or deferred arrangement as defined in Code
       Section 401(k), whether or not maintained by a Plan Sponsor, to the extent such contributions are not or would not, but for Code
       Section 402(g)(1) be included in the Member's gross income for the taxable year; and

              (c) any other contributions made by or on behalf of a Member pursuant to Code Section 402(g)(3).

       1.17 "Eligible Employee" means any Employee of a Plan Sponsor other than an Employee who is (a) an Employee covered by a collective bargaining agreement between a union and a Plan Sponsor, provided that retirement benefits were the subject of good faith bargaining, unless the collective bargaining agreement provides for participation in the Plan; (b) a leased employee within the meaning of Code Section 414(n)(2), or deemed to be an Employee of a Plan Sponsor pursuant to regulations under Code Section 414(o); or, effective May 1, 1989, (c) an Employee who is a Highly Compensated Employee. A Member who becomes a Highly Compensated Employee during a Plan Year shall cease to be an Eligible Employee no later than the first day of the immediately succeeding Plan Year.

       1.18 "Eligible Retirement Plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a) that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

       1.19 "Eligible Rollover Distribution" means any distribution of all or any portion of the Distributee's Account, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

       1.20 "Eligibility Service" means a twelve-consecutive-month period during which the Employee completes no less than 1,000 Hours of Service beginning on the date on which the Employee first performs an Hour of Service upon his employment or reemployment with a Plan Sponsor or, in the event the Employee fails to complete 1,000 Hours of Service in that twelve-consecutive-month period, any twelve-consecutive-month period thereafter, beginning on the anniversary of the date the Employee first performed an Hour of Service upon his employment or reemployment, during which the Employee completes no less than 1,000 Hours of Service.

       1.21 "Employee" means any person who is (a) employed by a Plan Sponsor or an Affiliate for purposes of the Federal Insurance Contributions Act, (b) a leased employee within the meaning of Code Section 414(n)(2) with respect to a Plan Sponsor, or (c) deemed to be an employee of a Plan Sponsor pursuant to regulations under Code Section 414(o).

       1.22 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

       1.23 "Fiduciary" means each Named Fiduciary and any other person who exercises or has any discretionary authority or control regarding management or administration of the Plan, any other person who renders investment advice for a fee or has any authority or responsibility to do so with respect to any assets of the Plan, or any other person who exercises or has any authority or control respecting management or disposition of assets of the Plan.

       1.24 "Fund" means the amount at any given time of cash and other property held by the Trustee pursuant to the Plan.

       1.25 "Highly Compensated Employee" means each Employee who is described in Subsection (a), unless the Plan Sponsor makes an election pursuant to Subsection (b).

              (a)    (1)    The Employee during the Plan Year immediately
              preceding the Plan Year in question:

                            (A) was at any time an owner of more than five percent (5%) of the outstanding stock of a Plan Sponsor or Affiliate or more than five percent (5%) of the total combined voting power of all stock of a Plan Sponsor or Affiliate; or

                            (B) received Annual Compensation in excess of $96,368 (for the Plan Year beginning in 1993) which amount shall be adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury; or

                            (C) received Annual Compensation in excess of $64,245 (for the Plan Year beginning in 1993) which amount shall be adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury, and who was in the group consisting of the most highly compensated twenty percent (20%) of the Employees; or

                            (D) was at any time an officer of the Plan Sponsor or of any Affiliate whose Annual Compensation was greater than fifty percent (50%) of the amount in effect under Code
                     Section 415(b)(1)(A) for the calendar year in which the Plan Year ends, where the term "officer" means an administrative executive in regular and continual service to the Plan Sponsor or Affiliate; provided, however, that in no event shall the number of officers exceed the lesser of Clause (i) or (ii) of this Subparagraph (D), where:

                                    (i)  equals fifty (50) Employees; and

                                   (ii)  equals the greater of (I) three (3)
                            Employees or (II) ten percent (10%) of the number of Employees during the Plan Year, with any non-integer being increased to the next integer.

                     If for any year no officer of the Plan Sponsor meets the requirements of this Subparagraph (D), the highest paid officer of the Plan Sponsor for the Plan Year shall be considered an officer for purposes of this Subparagraph (D).

                     (2) The Employee during the Plan Year in question (A) is described in Subsection (a)(1)(A), or (B) is both (i) described in Subsection (a)(1)(B), (a)(1)(C), or (a)(1)(D), and (ii) one of the 100 Employees who received the most Annual Compensation during that Plan Year.

                     The Plan Administrator may make an election to substitute
              $64,245 (as adjusted) for $96,368 (as adjusted) in Subparagraph
              (B) of Subsection (a)(1) provided that at all times during the Plan Year the Plan Sponsor and its Affiliates maintain significant business activities and have Employees in at least two signifi-cantly separate geographic areas and satisfy such other conditions as the Secretary of the Treasury prescribes.

                     For purposes of Subparagraphs (C) and (D) of
              Subsection (a)(1), the following shall be excluded when determining the number of Employees in the most highly compensated twenty percent (20%) of the Employees and the number of officers:

                              (i) Employees who have not completed six (6) months of service,

                             (ii) Employees who normally work less than 17-1/2 hours per week,

                            (iii) Employees who normally work during not more than six (6) months during any Plan Year,

                             (iv)  Employees who have not attained age 21,

                              (v)  Employees who are included in a unit of
                     employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Plan Sponsor or its Affiliates, provided 90% or more of the Employees are covered under collective bargaining agreements and the Plan only covers Employees who are not covered under the collective bargaining agreements.

              (b) Notwithstanding the provisions of Subsection (a), the Primary Sponsor may elect to determine each Highly Compensated Employee to be each Employee who during the Plan Year in question is described in Subsection (a) (determined without regard to the head language of Subsection (a)(1)), pursuant to the provisions of Treas. Reg. Section 1.414(q)-1T, Q&A-14(b).

              (c) For purposes of this Section, if any Employee is a member of the family of a five percent (5%) owner as defined in Subsection (a)(1) of this Section or of a Highly Compensated Employee whose Annual Compensation is such that he is among the ten (10) Highly Compensated Employees receiving the greatest amount of Annual Compensation during the Plan Year, then (1) the Employee shall not be considered a separate Employee, and (2) any Annual Compensation paid to the Employee, and any applicable contribution or benefit on behalf of the Employee, shall be treated as if it were paid to, or on behalf of, the five percent (5%) owner or the Employee who is among the ten (10) Highly Compensated Employees receiving the greatest amount of Annual Compensation during the Plan Year. For purposes of this Subsection (c), the term "family" means with respect to any Employee, the Employee's spouse and lineal descendants or ascendants and the spouses of lineal descendants or ascendants.

              (d) For purposes of this Section, a former Employee shall be treated as a Highly Compensated Employee if (1) the former Employee was a Highly Compensated Employee at the time the former Employee separated from service with the Plan Sponsor or Affiliate or (2) the former Employee was a Highly Compensated Employee at any time after the former Employee attained age 55.

              (e) For purposes of this Section, Employees who are nonresident aliens and who receive no earned income from the Plan Sponsor or an Affiliate from sources within the United States shall not be treated as Employees.

              (f) For purposes of this Section, Annual Compensation shall include amounts paid by Affiliates and shall be determined without regard to the Annual Compensation Limit.

       1.26   "Hour of Service" means:

              (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for a Plan Sponsor or any Affiliate during the applicable computation period, and such hours shall be credited to the computation period in which the duties are performed.

              (b) Each hour for which an Employee is paid, or entitled to payment, by a Plan Sponsor or any Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence.

              (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Plan Sponsor or any Affiliate, and such hours shall be credited to the computation period or periods to which the award or agreement for back pay pertains rather than to the computation period in which the award, agreement or payment is made; provided, that the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in Subsection (b) of this Section shall be subject to the limitations set forth in Subsection (e).

              (d) Solely for purposes of determining whether a Break in Service has occurred, each hour during any period that the Employee is absent from work (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (4) for purposes of caring for such child for a period immediately following its birth or placement. The hours described in this Subsection (d) shall be credited (A) only in the computation period in which the absence from work begins, if the Employee would be prevented from incurring a Break in Service in that year solely because of that credit, or (B), in any other case, in the next following computation period.

              (e) The Plan Administrator shall credit Hours of Service in accordance with the provisions of Section 2530.200b-2(b) and (c) of the U.S. Department of Labor Regulations or such other federal regulations as may from time to time be applicable and determine Hours of Service from the employment records of a Plan Sponsor or in any other manner consistent with regulations promulgated by the Secretary of Labor, and shall construe any ambiguities in favor of crediting Employees with Hours of Service. Notwithstanding any other provision of this Section, in no event shall an Employee be credited with more than 501 Hours of Service during any single continuous period during which he performs no duties for the Plan Sponsor or Affiliate.

              (f) In the event that an individual becomes an Eligible Employee of a Plan Sponsor by reason of (a) an acquisition by the Plan Sponsor of substantially all of the assets of another corporation or entity or a controlling interest of the stock of another corporation; (b) a merger of the individual's prior employer with the Plan Sponsor; or (c) the award of a food services or similar contract to the Plan Sponsor resulting in the hiring of a group of employees employed immediately prior to the award of the contract at the same location by an unrelated employer, then each such Eligible Employee may be credited Hours of Service based on the services he or she performed with the prior employer in the manner and subject to such conditions, if any, provided in resolutions adopted by the Plan Sponsor; provided further that the crediting of such Hours of Service shall not be permitted in a manner that discriminates significantly in favor of Highly Compensated Employees.

       1.27 "Investment Committee" means a committee which may be established to direct the Trustee with respect to investments of the Fund.

       1.28 "Investment Fund" means such subfunds of the Fund as may be established by the Plan Administrator for the investment of Accounts.

       1.29 "Investment Manager" means a Fiduciary, other than the Trustee, the Plan Administrator, or a Plan Sponsor, who may be appointed by the Primary
Sponsor:

              (a) who has the power to manage, acquire, or dispose of any assets of the Fund or a portion thereof;

              (b) who (1) is registered as an investment adviser under the Investment Advisers Act of 1940; (2) is a bank as defined in that Act; or (3) is an insurance company qualified to perform services described in Subsection (a) above under the laws of more than one state; and

              (c) who has acknowledged in writing that he is a Fiduciary with respect to the Plan.

       1.30 "Member" means any Employee or former Employee who has become a participant in the Plan for so long as his vested Accrued Benefit has not been fully distributed pursuant to the Plan.

       1.31   "Named Fiduciary" means only the following:

              (a)    the Plan Administrator;

              (b)    the Trustee;

              (c)    the Board of Directors;

              (d)    the Investment Committee; and

              (e)    the Investment Manager.

       1.32   "Normal Retirement Age" means age 65.

       1.33 "Plan Administrator" means the organization or person designated to administer the Plan.

       1.34 "Plan Sponsor" means individually the Primary Sponsor and any Affiliate or other entity which has adopted the Plan and Trust.

       1.35   "Plan Year" means the calendar year.

       1.36 "Retirement Date" means the date on which the Member (a) retires on or after attaining Normal Retirement Age or (b) becomes subject to a Disability.

       1.37 "Rollover Amount" means any amount not less than $200 transferred to the Fund by a Member (a) which amount qualifies as an Eligible Rollover Distribution under Code Section 402(c)(4) or 403(a)(4), or a rollover contribution under 408(d)(3)(A)(ii) and any regulations issued thereunder and
(b) any other amounts transferred to the Fund on behalf of a Member in a trust-to-trust transfer from any plan meeting the requirements of Code Section 401(a) which is not subject to Code Section 401(a)(11) or 417. No portion of a Rollover Amount may consist of after-tax amounts.

       1.38 "Trust" means the trust established under an agreement dated December 29, 1989, between the Primary Sponsor and the Trustee to hold the Fund or any successor agreement.

       1.39   "Trustee" means the trustee under the Trust.

       1.40 "Valuation Date" means the last day of each month or any other day which the Plan Administrator declares to be a Valuation Date; provided that, on a prospective basis after January 1, 1994, the Plan Administrator may in its sole discretion declare that each Individual Fund may be valued as frequently as each regular business day of the entity maintaining the investments in which the Individual Funds are invested, in which case each regular business day shall constitute Valuation Dates.

       1.41 "Voluntary Contribution" means a non-deductible contribution to the Fund made by the Member pursuant to Plan Section 3.3.

       1.42 "Year of Service" means each Plan Year during which a Member has completed no less than 1,000 Hours of Service.

                                         SECTION 2
                                        ELIGIBILITY

       2.1 Each individual who was a Member on the day immediately preceding the Effective Date shall continue to be a Member as the Effective Date.

       2.2 Each Eligible Employee shall become a Member as of the first day of the first payroll period coinciding with or next following the later of the date he (a) completes his Eligibility Service or (b) attains age 21.

       2.3 Each former Member who is reemployed by a Plan Sponsor shall become a Member as of the date of his reemployment as an Eligible Employee.

       2.4 Each former Employee who completes his Eligibility Service but terminates employment with a Plan Sponsor before becoming a Member shall become a Member as of the latest of the date he (a) is reemployed, (b) would have become a Member if he had not terminated employment, or (c) becomes an Eligible Employee.

       2.5 Solely for the purpose of contributing a Rollover Amount to the Plan, an Eligible Employee who has not yet become a Member pursuant to any other provision of this Plan Section 2 shall become a Member as of the date on which the Rollover Amount is contributed to the Plan.

       2.6 In the event that an individual becomes an Eligible Employee of a Plan Sponsor by reason of (1) an acquisition by the Plan Sponsor of substantially all of the assets of another corporation or entity or a controlling interest of the stock of another corporation; (2) a merger of the individual's prior employer with the Plan Sponsor; or (3) the award of a food services or similar contract to the Plan Sponsor resulting in the hiring of a group of employees employed immediately prior to the award of the contract at the same location by an unrelated employer, then any such Eligible Employee may become a Member on any earlier date than otherwise specified in this
Section 2 in the manner and subject to such conditions, if any, provided in resolutions adopted by the Plan Sponsor.

                                         SECTION 3
                                       CONTRIBUTIONS

       3.1    (a)    The Plan Sponsor shall make a contribution to the Fund on
       behalf of each Member who is an Eligible Employee and who has elected to defer a portion of Annual Compensation otherwise payable to him for the Plan Year and to have such portion contributed to the Fund. The election must be made before the Annual Compensation is payable and may only be made pursuant to an agreement between the Member and the Plan Sponsor which shall be in such form and subject to such rules and limitations as the Plan Administrator may prescribe and shall specify the percentage of Annual Compensation that the Member desires to defer and to have contributed to the Fund. Once a Member has made an election for a Plan Year, the Member may revoke or modify his election to reduce the rate of future deferrals, effective as of the beginning of the payroll period coinciding with or next following the Plan Administrator's processing of the revocation or modification pursuant to normal administrative procedures. Once an election has been revoked or modified, any subsequent election by the Member shall be effective as of the first day of the first payroll period coinciding with or next following the Plan Administrator's processing of the election pursuant to normal administrative procedures, except that at the request of a Member in a form acceptable to the Plan Administrator, the election may be given effect at a later date.

              The contribution made by a Plan Sponsor on behalf of a Member under this Plan Section 3.1(a) shall be in an amount equal to the amount specified in the Member's deferral agreement, which amount shall not be less than two percent (2%) nor greater than ten percent (10%) of the Member's Annual Compensation. The Plan Administrator may adjust said percentage applicable to a Member who becomes a Highly Compensated Employees during a Plan Year on a prospective basis, but in no event shall the percentage be greater than ten percent (10%) of a Member's Annual Compensation.


              (b)    Elective Deferrals shall in no event exceed $8,994 (for
       1993) in any one taxable year of the Member, which amount shall be adjusted for changes in the cost of living as provided by the Secretary of the Treasury. In the event the amount of Elective Deferrals exceeds $8,994 (for 1993) as adjusted, in any one taxable year then, (1) not later than the immediately following March 1, the Member may designate to the Plan the portion of the Member's Deferral Amount which consists of excess Elective Deferrals, and (2) not later than the immediately following April 15, the Plan may distribute the amount designated to it under Paragraph (1) above, as adjusted to reflect income, gain, or loss attributable to it through the date of the distribution, and reduced by any "Excess Deferral Amounts," as defined in Appendix A hereto, previously distributed or recharacterized with respect to the Member for the Plan Year beginning with or within that taxable year. The payment of the excess Elective Deferrals, as adjusted and reduced, from the Plan shall be made to the Member without regard to any other provision in the Plan. In the event that a Member's Elective Deferrals exceed $8,994, as adjusted, in any one taxable year under the Plan and other plans of the Plan Sponsor and its Affiliates, the Member shall be deemed to have designated for distribution under the Plan the amount of excess Elective Deferrals, as adjusted and reduced, by taking into account only Elective Deferral amounts under the Plan and other plans of the Plan Sponsor and its Affiliates.

       3.2    (a)    Each Plan Sponsor proposes to make matching contributions
       to the Fund with respect to each Plan Year on behalf of each Member entitled to an allocation under Plan Section 4.1 in an amount equal to
       (i) twenty percent (20%) of the Member's Annual Compensation deferred by the Member pursuant to Plan Section 3.1 in the case of a Member who has completed at least three (3) Years of Service but fewer than ten
       (10) Years of Service; (ii) thirty percent (30%) of the Member's Annual Compensation deferred by the Member pursuant to Plan Section 3.1 in the case of a Member who has completed at least ten (10) Years of Service but fewer than twenty (20) Years of Service; and (iii) forty percent (40%) of the Member's Annual Compensation deferred by the Member pursuant to Plan Section 3.1 in the case of a Member who has completed at least twenty (20) Years of Service. The Plan Sponsor's contribution shall be reduced to the extent necessary, if any, to comply with the limitations in Appendices A and B hereof.

              (b) Notwithstanding any other provision of this Plan Section 3.2 to the contrary, in the case of a Member who becomes a Highly
       Compensated Employee during a Plan Year, the Plan Sponsor proposes to make a matching contribution, in lieu of any contribution on behalf of the Highly Compensated Employee under Plan Section 3.2(a), on behalf of such Highly Compensated Employee in an amount equal to twenty percent (20%) of the Highly Compensated Employee's Annual Compensation contributed to the Member's Employee Deferred Account pursuant to Plan
       Section 3.1, regardless of the Member's Years of Service.

              (c) Plan Sponsor contributions made pursuant to this Plan Section may be made in cash or in kind, including, without limitation, shares of Company Stock, at the discretion of the Plan Sponsor. Unless the Primary Sponsor directs otherwise, the Trustee shall use Plan Sponsor matching contributions made in the form of cash to acquire shares of Company Stock that are issued and outstanding. The Primary Sponsor may request the Trustee to acquire the necessary shares by purchasing (i) newly issued shares of Company Stock, or (ii) shares of Company Stock held as treasury shares.

              (d) Effective July 1, 1992, for purposes of determining the amount of matching contributions to be credited to a Member's Company Matching Account, all or a portion of a Member's years of employment with a predecessor employer may be counted if the Member became an Eligible Employee of a Plan Sponsor by reason of (1) an acquisition by the Plan Sponsor of substantially all of the assets of another corporation or entity or of a controlling interest of the stock of another corporation; (2) a merger of the Member's prior employer with the Plan Sponsor; or (3) the award of a food services or similar contract to the Plan Sponsor resulting in the hiring of a group of employees employed immediately prior to the award of the contract at the same location by an unrelated employer and if, at the time of the acquisition, merger or award or as soon as practicable thereafter, the Plan Sponsor adopts resolutions providing for the counting of such years of employment in favor of a group or category of similarly situated individuals that included the Member. The counting of any such years of employment shall be specified in those resolutions and shall be subject to such conditions, if any, provided therein; provided further that the counting of any such years of employment shall not be made in a manner that discriminates in favor of Highly Compensated Employees.

       3.3 Subject to such rules and limitations as the Plan Administrator may from time to time prescribe, each Member who contributed at least two percent (2%) of his Annual Compensation under Plan Section 3.1 may contribute to the Fund as a Voluntary Contribution an amount of his Annual Compensation not in excess of ten percent (10%) thereof; provided, however, that this limitation shall apply in the aggregate to all Voluntary Contributions made by a Member to two (2) or more plans maintained by the Plan Sponsor. Voluntary Contributions shall be made to the Fund through regular payroll deductions or in such other manner as shall be agreed upon by each Member and the Plan Administrator. The Plan Administrator may, at any time, suspend the making of any further Voluntary Contributions. Any Member who becomes a Highly Compensated Employee during a Plan Year shall be ineligible to make further Voluntary Contributions.

       3.4 Any Member may, with the consent of the Plan Administrator and subject to such rules and conditions as the Plan Administrator may prescribe, transfer a Rollover Amount to the Fund; provided, however, that the Plan Administrator shall not administer this provision in a manner which is discriminatory in favor of Highly Compensated Employees.

       3.5 Contributions may be made only in cash or other property which is acceptable to the Trustee. In no event will the sum of contributions under Plan Sections 3.1, 3.2 and 3.3 exceed the deductible limits under Code Section 404.


                                         SECTION 4
                                        ALLOCATIONS

       4.1 As soon as reasonably practicable following the date of withholding by the Plan Sponsor, if applicable, and receipt by the Trustee, Plan Sponsor contributions made on behalf of each Member under Plan
Sections 3.1 and 3.2, Voluntary Contributions and Rollover Amounts contributed by the Member shall be allocated to the Employee Deferred Account, Voluntary Contribution Account and Rollover Account, respectively, of the Member on behalf of whom the contributions were made.

       4.2 Except as otherwise provided in the Plan and the Trust, as of each Valuation Date, the Trustee shall determine the net income or net loss of the Fund as hereinafter set forth.

              (a) The net income or net loss of the Company Stock Subaccounts shall be determined separately by the Trustee and allocated to each Member's Account as follows:

                     (1) Any cash dividends with respect to Company Stock allocated to the Company Stock Subaccount of a Member as of the record date on which such cash dividend was declared shall be immediately allocated to the Other Investment Subaccount of the Member's Account.

                     (2) Any additional shares of Company Stock which are issued with respect to any Company Stock held in a Company Stock Subaccount for any reason, including, but not limited to, stock dividends, mergers or stock splits, shall be immediately allocated to the Company Stock Subaccount as of the date on which the additional shares of Company Stock are delivered to the Trustee. The additional shares of Company Stock shall be credited to each Company Stock Subaccount based upon the number of shares of Company Stock in each Company Stock Subaccount as of the record date on which the stock dividend or other issuance was declared or received, as the case may be.

              (b) The net income or net loss of the Other Investment Subaccounts shall be determined separately by the Trustee and allocated to each Member's Account as follows:

                     (1) To the cash income, if any, since the last Valuation Date, there shall be added or subtracted, as the case may be, any net increase or decrease, since the last Valuation Date, in the fair market value of the assets of each Individual Fund, any gain or loss on the sale or exchange of assets of the Individual Fund since the last Valuation Date, accrued interest since the last Valuation Date with respect to any interest bearing security as to which the purchaser would be required to pay such accrued interest in addition to the quoted price, the amount of any dividend which shall have been declared since the last Valuation Date but not paid on shares of stock owned by the Individual Fund if the market quotation used in determining the value of such shares is ex-dividend, and the amount of any other assets of the Individual Fund determined by the Trustee to be income since the last Valuation Date.

                     (2) From the sum thereof there shall be deducted all charges, expenses, and liabilities accrued since the last Valuation Date which are proper under the provisions of the Plan and Trust and which in the discretion of the and which in the discretion of the Trustee are properly chargeable against income of the Individual Fund for the period.

              The net income or net loss so determined shall be allocated as of the Valuation Date to the Other Investment Subaccounts of each Member in the proportion that the balance of the Member's Other Investment Subaccount invested in the Individual Fund as of the preceding Valuation Date bears to the total value of all Members' Other Investment Subaccounts invested in the Individual Fund as of the preceding Valuation Date.


                                         SECTION 5
                               WITHDRAWALS DURING EMPLOYMENT

       5.1 Effective January 1, 1994, subject to the rules and conditions as the Plan Administrator may prescribe, by request, a Member may receive a distribution as soon as administratively practicable of all or a portion of the balance of his Rollover Account and Voluntary Contribution Account; provided any such Rollover Amounts have been held in the Plan for a minimum of two (2) years. Any request for a distribution under this Section must be made on the forms and in the manner prescribed by the Plan Administrator.

       5.2 The Trustee shall, upon the direction of the Plan Administrator, distribute all or a portion of a Member's Employee Deferred Account consisting of Deferral Amounts (but not earnings thereon) prior to the time such account is otherwise distributable in accordance with the other provisions of the Plan; provided, however, that any such distribution shall be made only if the Member is an Employee and demonstrates that he is suffering from "hardship" as determined herein. For purposes of this Plan Section, a distribution will be deemed to be an account of hardship if the distribution is on account of:

              (a)    expenses for medical care described in Code
       Section 213(d) incurred by the Member, his spouse, or any dependents of the Member (as defined in Code Section 152) or necessary for these persons to obtain medical care described in Code Section 213(d);

              (b) purchase (excluding mortgage payments) of a principal residence for the Member;

              (c) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Member, his spouse, children, or dependents;

              (d) the need to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence; or

              (e) any other contingency determined by the Internal Revenue Service to constitute an "immediate and heavy financial need" within the meaning of Treasury Regulations Section
       1.401(k)-1(d).

       5.3 In addition to the requirements set forth in Plan Section 5.2, any distribution pursuant to Plan Section 5.2 shall not be in excess of the amount necessary to satisfy the need determined under Plan Section 5.2 and shall also be subject to the requirements of Subsection (a) or (b) of this Plan Section.

              (a)   (1)   The Member shall first obtain all distributions, other
              than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Plan Sponsor;

                     (2) the Plan Sponsor shall not permit Elective Deferrals or after-tax employee contributions to be made to the Plan or any other plan maintained by the Plan Sponsor, for a period of twelve
              (12) months after the Member receives the distribution pursuant to this Plan Section; and

                     (3) the Plan Sponsor shall not permit Elective Deferrals to be made to the Plan or any other plan maintained by the Plan Sponsor for the Member's taxable year immediately following the taxable year of the hardship distribution in excess of the limit under Plan Section 3.1(b) for the taxable year, less the amount of the Elective Deferrals made to the Plan or any other plan maintained by the Plan Sponsor for the taxable year in which the distribution under this Plan Section occurs.

              (B)   (1)   The Member shall first obtain all other distributions,
              other than hardship distributions, and all nontaxable loans available under all plans maintained by the Plan Sponsor; and

                     (2) the Plan Administrator shall determine that it can reasonably rely on the Member's certification by execution of a form provided by the Plan Administrator that the need determined under Plan Section 5.2 cannot be relieved --

                            (A) through reimbursement or compensation by insurance or otherwise,

                            (B) by reasonable liquidation of the assets of the Member, his spouse and minor children, to the extent that the liquidation would not itself cause an immediate and heavy financial need and to the extent that the assets of the spouse and minor children are reasonably available to the Member,

                            (C)    by cessation of Elective Deferrals, or

                            (D) by other distributions or nontaxable (at the time of the distribution) loans from plans maintained by the Plan Sponsor or any other employer, or by borrowing from commercial sources on reasonable commercial terms.

Such distribution shall be made only in accordance with such rules, policies, procedures, restrictions, and conditions as the Plan Administrator may from time to time adopt. Any determination of the existence of hardship and the amount to be distributed on account thereof shall be made by the Plan Administrator (or such other person as may be required to make such decisions) in accordance with the foregoing rules as applied in a uniform and nondiscriminatory manner; provided that, unless the Member requests otherwise, any such distribution shall include the amount necessary to pay any federal, state and local income taxes and penalties reasonably anticipated to result from the distribution.

       5.4 Any distribution under this Plan Section shall be made in a lump sum to the Member, and shall be subject to the Eligible Rollover Distribution requirements set forth in Plan Section 7.3.


                                         SECTION 6
                                      DEATH BENEFITS

       6.1 Upon the death of a Member who is an Employee at the time of his death, his Beneficiary shall be entitled to the full value of his Accrued Benefit.

       6.2 Upon the death of a Member who is not an Employee at the time of his death, prior to the distribution of his vested Accrued Benefit, his Beneficiary shall be entitled to his vested Accrued Benefit.

       6.3 If, subsequent to the death of a Member, the Member's Beneficiary dies while entitled to receive benefits under the Plan, the successor Beneficiary, if any, or the Beneficiary listed under Subsection (a), (b) or
(c) of the Plan Section containing the definition of the term "Beneficiary" shall generally be entitled to receive benefits under the Plan. However, if the deceased Beneficiary was the Member's spouse at the time of the Member's death, or if no successor Beneficiary shall have been designated by the Member and be alive and no Beneficiary listed under Subsection (a), (b) or (c) of the Plan Section containing the definition of the term "Beneficiary" shall be alive, the Member's unpaid vested Accrued Benefit shall be paid to the personal representative of the deceased Beneficiary's estate.

       6.4 Any benefit payable under this Section 6 shall be paid in accordance with and subject to the provisions of Plan Section 7 or Plan
Section 8, whichever is applicable, after receipt by the Trustee from the Plan Administrator of notice of the death of the Member.


                                         SECTION 7
                        PAYMENT OF BENEFITS ON RETIREMENT OR DEATH

       7.1 The Accrued Benefit of a Member who has attained a Retirement Date or has attained Normal Retirement Age or died while an Employee shall be fully vested and nonforfeitable. As of a Member's Retirement Date or death while an Employee, he or his Beneficiary shall be entitled to his Accrued Benefit to be paid in accordance with this Plan Section 7. The Accrued Benefit of a Member which is to be paid under this Section 7 shall be determined as of the Valuation Date coinciding with or immediately preceding the date the Accrued Benefit is valued for imminent payout purposes pursuant to normal administrative procedures, and shall be increased by any amounts allocated to the Member's Account after that Valuation Date and reduced by any distributions made from the Member's account after that Valuation Date.
Payments to a Member, or to the Beneficiary of a deceased Member, shall commence as soon as administratively feasible after the Member's Retirement
Date or death. If the amount of the payment required to commence on a date cannot be ascertained by that date, payment shall commence retroactively to that date and shall commence no later than sixty (60) days after the earliest date on which the amount of payment can be ascertained.

       7.2 The payment of a Member's Accrued Benefit shall be in the form of one lump sum in cash. If the Member's interest in the Morrison Stock Fund (as defined in the Trust) equals or exceeds the value of one hundred (100) shares of Company Stock, that interest may be distributed in the form of whole shares of Company Stock if the Member so elects by written instrument delivered to the Plan Administrator.

       7.3 Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under this Plan Section 7, effective January 1, 1993, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of a distribution pursuant to this Plan Section which is an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover so long as all Eligible Rollover Distributions to a Distributee for a calendar year total or are expected to total at least $200 and, in the case of a Distributee who elects to directly receive a portion of an Eligible Rollover Distribution and directly roll the balance over to an Eligible Rollover Plan, the portion that is to be directly rolled over totals at least $500.

       7.4 Notwithstanding any provision of the Plan to the contrary, effective January 1, 1994, if a Member's vested Accrued Benefit exceeds $3,500, it shall not be distributed before the Member's "required beginning date," as defined in Plan Section 7.5(c), or death without the consent of the Member.

       7.5    Notwithstanding any other provisions of the Plan,

              (a) Prior to the death of a Member, all retirement payments hereunder shall --

                     (1) be distributed to the Member not later than the required beginning date (as defined below) or,

                     (2) be distributed, commencing not later than the required beginning date (as defined below)--

                            (A) in accordance with regulations prescribed by the Secretary of the Treasury, over the life of the Member or over the lives of the Member and his designated individual Beneficiary, if any, or

                            (B) in accordance with regulations prescribed by the Secretary of the Treasury, over a period not extending beyond the life expectancy of the Member or the joint life and last survivor expectancy of the Member and his designated individual Beneficiary, if any.

              (b)    (1)    If --

                            (A) the distribution of a Member's retirement payments have begun in accordance with Subsection (a)(2) of this Plan Section, and

                            (B) the Member dies before his entire vested Accrued Benefit has been distributed to him,

              then the remaining portion of his vested Accrued Benefit shall be distributed at least as rapidly as under the method of distribution being used under Subsection (a)(2) of this Plan Section as of the date of his death.

                     (2) If a Member dies before the commencement of retirement payments hereunder, the entire interest of the Member shall be distributed within five (5) years after his death.

                     (3)  If --

                          (A) any portion of a Member's vested Accrued Benefit is payable to or for the benefit of the Member's designated individual Beneficiary, if any,

                           (B)    that portion is to be distributed, in
                     accordance with regulations prescribed by the Secretary of the Treasury, over the life of the designated individual Beneficiary or over a period not extending beyond the life expectancy of the designated individual Beneficiary, and

                           (C) the distributions begin not later than one (1) year after the date of the Member's death or such later date as the Secretary of the Treasury may by regulations prescribe,

              then, for purposes of Paragraph (2) of this Subsection (b), the portion referred to in Subparagraph (A) of this Paragraph (3) shall be treated as distributed on the date on which the distributions to the designated individual Beneficiary begin.

                     (4) If the designated individual Beneficiary referred to in Paragraph (3)(A) of this Subsection (b) is the surviving spouse of the Member, then --

                            (A) the date on which the distributions are required to begin under Paragraph (3)(C) of this Subsection
                     (b) shall not be earlier than the date on which the Member would have attained age 70-1/2, and

                            (B) if the surviving spouse dies before the distributions to such spouse begin, this Subsection (b) shall be applied as if the surviving spouse were the Member.

              (c) For purposes of this Plan Section, the term "required beginning date" means April 1 of the calendar year following the calendar year in which the Member attains age 70-1/2. Notwithstanding the foregoing, in the case of a Member who is not described in Section 1(b)(3) of Appendix C hereto and who has attained age 70-1/2 before January 1, 1988, the term "required beginning date" means April 1 of the calendar year following the calendar year in which the Member retires or otherwise terminates employment.

              (d) Distributions will be made in accordance with the regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of Treas. Reg. Section 1.401(a)(9)-2.


                                         SECTION 8
                     PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT

       8.1 Transfer of a Member from one Plan Sponsor to another Plan Sponsor or to an Affiliate shall not be deemed for any purpose under the Plan to be a termination of employment of the Member.

       8.2 In the event of the termination of employment of a Member for reasons other than death or attainment of a Retirement Date, the Member's Accrued Benefit shall be determined as of the Valuation Date coinciding with or immediately preceding the date the Member's Accrued Benefit is valued for imminent payout purposes pursuant to normal administrative procedures, increased by any contributions or Rollover Amounts allocated to the Account of the Member after that Valuation Date and reduced by any distributions therefrom.

       8.3 That portion of a Member's Accrued Benefit in which he is vested shall be the balance of his Account as of the Valuation Date coinciding with or immediately preceding the date his Accrued Benefit is paid.

       8.4 The Member shall be entitled to payment in the form of payment set forth in Plan Section 7.2. Payment shall be made as soon as administratively feasible after the Member terminates employment; provided, however, effective January 1, 1994, if the Member's vested Accrued Benefit exceeds $3,500 it will not be distributed before the Member's "required beginning date," within the meaning of Plan Section 7.5(c), or death without the Member's consent. In no event shall payment be made later than sixty (60) days after the end of the Plan Year in which the Normal Retirement Age of the Member occurs. Payment shall be subject to the minimum distribution requirements set forth in Plan
Section 7.5, and the Eligible Rollover Distribution requirements set forth in Plan Section 7.3.

       8.5 If a Member who has terminated employment with a Plan Sponsor is reemployed by a Plan Sponsor or an Affiliate on or prior to the payment to the payment to the Member of the full amount of his Accrued Benefit, the Member's Account shall be treated as the Account of a Member who has not terminated employment other than in regard to allocations of Plan Sponsor contributions which would have been made to his Account at any Valuation Date occurring while the Member was not employed by a Plan Sponsor.

       8.6 In the event that a Plan amendment directly or indirectly changes the vesting schedule, the vesting percentage for each Member in his Accrued Benefit accumulated to the date when the amendment is adopted shall not be reduced as a result of the amendment. In addition, any Member with at least three (3) Years of Service may irrevocably elect to remain under the pre-amendment vesting schedule with respect to all of his benefits accrued both before and after the amendment.


                                         SECTION 9
                                ADMINISTRATION OF THE PLAN

       9.1 Trust Agreement. The Primary Sponsor shall establish a Trust with the Trustee designated by the Board of Directors for the management of the Fund, which Trust shall form a part of the Plan and is incorporated herein by reference.

       9.2 Operation of the Plan Administrator. The Primary Sponsor shall appoint a Plan Administrator. If an organization is appointed to serve as the Plan Administrator, then the Plan Administrator may designate in writing a person who may act on behalf of the Plan Administrator. The Primary Sponsor shall have the right to remove the Plan Administrator at any time by notice in writing. The Plan Administrator may resign at any time by written notice of resignation to the Trustee and the Primary Sponsor. Upon removal or resignation, or in the event of the dissolution of the Plan Administrator, the Primary Sponsor shall appoint a successor.

       9.3     Fiduciary Responsibility.

              (a) The Plan Administrator, as a Named Fiduciary, may allocate its fiduciary responsibilities among Fiduciaries other than the Trustee, designated in writing by the Plan Administrator and may designate in writing persons other than the Trustee to carry out its fiduciary responsibilities under the Plan. The Plan Administrator may remove any person designated to carry out its fiduciary responsibilities under the Plan at any time by notice in writing to such person.

              (b) The Plan Administrator and each other Fiduciary may employ persons to perform services and to render advice with regard to any of the Fiduciary's responsibilities under the Plan. Charges for all such services performed and advice rendered may be directly paid by each Plan Sponsor but until paid shall constitute a charge against the Fund.

              (c) Each Plan Sponsor shall indemnify and hold harmless each person constituting the Plan Administrator or the Investment Committee, if any, from and against any and all claims, losses, costs, expenses (including, without limitation, attorney's fees and court costs), damages, actions or causes of action arising from, on account of or in connection with the performance by such person of his duties in such capacity, other than such of the foregoing arising from, on account of or in connection with the willful neglect or willful misconduct of such person.

       9.4     Duties of the Plan Administrator.

              (a) The Plan Administrator shall advise the Trustee with respect to all payments under the terms of the Plan and shall direct the Trustee in writing to make such payments from the Fund; provided, however, in no event shall the Trustee be required to make such payments if the Trustee has actual knowledge that such payments are contrary to the terms of the Plan and the Trust.

              (b) The Plan Administrator shall from time to time establish rules, not contrary to the provisions of the Plan and the Trust, for the administration of the Plan and the transaction of its business. All elections and designations under the Plan by a Participant or Beneficiary shall be made on forms prescribed by the Plan
       Administrator. The Plan Administrator shall have discretionary authority to construe the terms of the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan, including, but not limited to, those concerning eligibility for benefits and it shall not act so as to discriminate in favor of any person. All determinations of the Plan Administrator shall be conclusive and binding on all Employees, Members, Beneficiaries and Fiduciaries, subject to the provisions of the Plan and the Trust and subject to applicable law.

              (c) The Plan Administrator shall furnish Members and Beneficiaries with all disclosures now or hereafter required by ERISA or the Code. The Plan Administrator shall file, as required, the various reports and disclosures concerning the Plan and its operations as required by ERISA and by the Code, and shall be solely responsible for establishing and maintaining all records of the Plan and the Trust.

              (d) The statement of specific duties for a Plan Administrator in this Plan Section is not in derogation of any other duties which a Plan Administrator has under the provisions of the Plan or the Trust or under applicable law.

       9.5 Investment Manager. The Primary Sponsor may, by action in writing certified by notice to the Trustee, appoint an Investment Manager. Any Investment Manager may be removed in the same manner in which appointed, and in the event of any removal, the Investment Manager shall, as soon as possible, but in no event more than thirty (30) days after notice of removal, turn over all assets managed by it to the Trustee or to any successor Investment Manager appointed, and shall make a full accounting to the Primary Sponsor with respect to all assets managed by it since its appointment as an Investment Manager.

       9.6 Investment Committee. The Primary Sponsor may, by action in writing certified by notice to the Trustee, appoint an Investment Committee. The Primary Sponsor shall have the right to remove any person on the Investment Committee at any time by notice in writing to such person. A person on the Investment Committee may resign at any time by written notice of resignation to the Primary Sponsor. Upon such removal or resignation, or in the event of the death of a person on the Investment Committee, the Primary Sponsor may appoint a successor. Until a successor has been appointed, the remaining persons on the Investment Committee may continue to act as the Investment Committee.

       9.7 Action by a Plan Sponsor. Any action to be taken by a Plan Sponsor shall be taken by resolution or written direction duly adopted by its board of directors or appropriate governing body, as the case may be; provided, however, that by such resolution or written direction, the board of directors or appropriate governing body, as the case may be, may delegate to any officer or other appropriate person of a Plan Sponsor the authority to take any such actions as may be specified in such resolution or written direction, other than the power to amend, modify or terminate the Plan or the Trust or to determine the basis of any Plan Sponsor contributions.


                                        SECTION I.
                                  CLAIM REVIEW PROCEDURE

       10.1 If a Member or Beneficiary is denied a claim for benefits under a Plan, the Plan Administrator shall provide to the claimant written notice of the denial within 90 days after the Plan Administrator receives the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall the extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the final decision.

       10.2 If the claimant is denied a claim for benefits, the Plan Administrator shall provide, within the time frame set forth in Plan Section 10.1, written notice of the denial which shall set forth:

              (a)    the specific reasons for the denial;

              (b) specific references to the pertinent provisions of the Plan on which the denial is based;

              (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why the material or information is necessary; and

              (d)    an explanation of the Plan's claim review procedure.

       10.3 After receiving written notice of the denial of a claim, a claimant or his representative may:

              (a) request a full and fair review of the denial by written application to the Plan Administrator;

              (b)    review pertinent documents; and

              (c)    submit issues and comments in writing to the Plan
       Administrator.

       10.4 If the claimant wishes a review of the decision denying his claim to benefits under the Plan, he must submit the written application to the Plan Administrator within sixty (60) days after receiving written notice of the denial.

       10.5 Upon receiving the written application for review, the Plan Administrator may schedule a hearing for purposes of reviewing the claimant's claim, which hearing shall take place not more than thirty (30) days from the date on which the Plan Administrator received the written application for review.

       10.6 At least ten (10) days prior to the scheduled hearing, the claimant and his representative designated in writing by him, if any, shall receive written notice of the date, time, and place of the scheduled hearing. The claimant or his representative may request that the hearing be rescheduled for his convenience on another reasonable date or at another reasonable time or place.

       10.7 All claimants requesting a review of the decision denying their claim for benefits may employ counsel for purposes of the hearing.

       10.8 No later than sixty (60) days following the receipt of the written application for review, the Plan Administrator shall submit its decision on the review in writing to the claimant involved and to his representative, if any; provided, however, a decision on the written application for review may be extended, in the event special circumstances such as the need to hold a hearing require an extension of time, to a day no later than one hundred twenty (120) days after the date of receipt of the written application for review. The decision shall include specific reasons for the decision and specific references to the pertinent provisions of the Plan on which the decision is based.


                                        SECTION 11
                       LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY
                      INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS

       11.1 No benefit which shall be payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for, or against, such person, and the same shall not be recognized under the Plan, except to such extent as may be required by law. Notwithstanding the above, this Plan Section shall not apply to a "qualified domestic relations order" (as defined in Code Section 414(p)), and benefits may be paid pursuant to the provisions of such an order. The Plan Administrator shall develop procedures (in accordance with applicable federal regulations) to determine whether a domestic relations order is qualified, and, if so, the method and the procedures for complying therewith.

       11.2 If any person who shall be entitled to any benefit under the Plan shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge such benefit under the Plan, then the payment of any such benefit in the event a Member or Beneficiary is entitled to payment shall, in the discretion of the Plan Administrator, cease and terminate and in that event the Trustee shall hold or apply the same for the benefit of such person, his spouse, children, other dependents or any of them in such manner and in such proportion as the Plan Administrator shall determine.

       11.3 Whenever any benefit which shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of such minor or incompetent, or to cause the same to be paid to such minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of such minor or incompetent if one has been appointed or to cause the same to be used for the benefit of such minor or incompetent.

       11.4 If the Plan Administrator cannot ascertain the whereabouts of any Member to whom a payment is due under the Plan, the Plan Administrator may direct that the payment and all remaining payments otherwise due to the Member be cancelled on the records of the Plan and the amount thereof applied as a forfeiture to reduce Plan Sponsor contributions, except that, in the event the Member later notifies the Plan Administrator of his whereabouts and requests the payments due to him under the Plan, the Plan Sponsor shall contribute to the Plan an amount equal to the payment to be paid to him as soon as administratively feasible.


                                        SECTION 12
                               PROHIBITION AGAINST DIVERSION

       At no time shall any part of the Fund be used for or diverted to purposes other than the exclusive benefit of the Members or their Beneficiaries, subject, however, to the payment of all taxes and administrative expenses and subject to the provisions of the Plan with respect to returns of contributions.


                                        SECTION 13
                                   LIMITATION OF RIGHTS

       Membership in the Plan shall not give any Employee any right or claim except to the extent that such right is specifically fixed under the terms of the Plan. The adoption of the Plan and the Trust by any Plan Sponsor shall not be construed to give any Employee a right to be continued in the employ of a Plan Sponsor or as interfering with the right of a Plan Sponsor to terminate the employment of any Employee at any time.


                                        SECTION 14
                            AMENDMENT TO OR TERMINATION OF THE
                                    PLAN AND THE TRUST

       14.1 The Primary Sponsor reserves the right at any time to modify or amend or terminate the Plan or the Trust in whole or in part; provided, however, that the Primary Sponsor shall have no power to modify or amend the Plan in such manner as would cause or permit any portion of the funds held under a Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Members or their Beneficiaries, or as would cause or permit any portion of a fund held under the Plan to become the property of a Plan Sponsor; and provided further, that the duties or liabilities of the Trustee shall not be increased without its written consent. No such modifications or amendments shall have the effect of retroactively changing or depriving Members or Beneficiaries of rights already accrued under the Plan. No Plan Sponsor other than the Primary Sponsor shall have the right to so modify, amend or terminate the Plan or the Trust. Notwithstanding the foregoing, each Plan Sponsor may terminate its own participation in the Plan and Trust pursuant to the Plan.

       14.2 Each Plan Sponsor other than the Primary Sponsor shall have the right to terminate its participation in the Plan and Trust by resolution of its board of directors or other appropriate governing body and notice in writing to the Primary Sponsor and the Trustee unless such termination would result in the disqualification of the Plan or the Trust or would adversely affect the exempt status of the Plan or the Trust as to any other Plan Sponsor. If contributions by or on behalf of a Plan Sponsor are completely terminated, the Plan and Trust shall be deemed terminated as to such Plan Sponsor. Any termination by a Plan Sponsor, shall not be a termination as to any other Plan Sponsor.

       14.3    (a)   If the Plan is terminated by the Primary Sponsor or if
       contributions to the Trust should be permanently discontinued, it shall terminate as to all Plan Sponsors and the Fund shall be used, subject to the payment of expenses and taxes, for the benefit of Members and Beneficiaries, and for no other purposes, and the Account of each affected Member shall be fully vested and nonforfeitable, notwithstanding the provisions of the Plan Section which sets forth the vesting schedule.

              (b) In the event of the partial termination of the Plan, each affected Member's Account shall be fully vested and nonforfeitable, notwithstanding the provisions of the Plan Section which sets forth the vesting schedule.

       14.4 In the event of the termination of the Plan or the Trust with respect to a Plan Sponsor, the Accounts of the Members with respect to the Plan as adopted by such Plan Sponsor shall be held subject to the instructions of the Plan Administrator; provided that the Trustee shall not be required to make any distribution until it receives a copy of an Internal Revenue Service determination letter to the effect that the termination does not affect the qualified status of the Plan or the exempt status of the Trust or, in the event that such letter is applied for and is not issued, until the Trustee is reasonably satisfied that adequate provision has been made for the payment of all taxes which may be due and owing by the Trust.

       14.5 In the case of any merger or consolidation of the Plan with, or any transfer of the assets or liabilities of the Plan to, any other plan qualified under Code Section 401, the terms of the merger, consolidation or transfer shall be such that each Member would receive (in the event of termination of the Plan or its successor immediately thereafter) a benefit which is no less than the benefit which the Member would have received in the event of termination of the Plan immediately before the merger, consolidation or transfer.

       14.6 Notwithstanding any other provision of the Plan, an amendment to the Plan --

              (a) which eliminates or reduces an early retirement benefit, if any, or which eliminates or reduces a retirement-type subsidy (as defined in regulations issued by the Department of the Treasury), if any, or

              (b)    which eliminates an optional form of benefit

shall not be effective with respect to benefits attributable to service before the amendment is adopted. In the case of a retirement-type subsidy described in Subsection (a) above, this Plan Section shall be applicable only to a Member who satisfies, either before or after the amendment, the preamendment conditions for the subsidy.


                                        SECTION 15
                              ADOPTION OF PLAN BY AFFILIATES

       Any corporation or other business entity related to the Primary Sponsor by function or operation and any Affiliate, if the corporation, business entity or Affiliate is authorized to do so by written direction adopted by the Board of Directors, may adopt the Plan and the related Trust by action of the board of directors or other appropriate governing body of such corporation, business entity or Affiliate. Any adoption shall be evidenced by certified copies of the resolutions of the foregoing board of directors or governing body indicating the adoption and by the execution of the Trust by the adopting corporation, or business entity or Affiliate. The resolution shall state and define the effective date of the adoption of the Plan by the Plan Sponsor and, for the purpose of Code Section 415, the "limitation year" as to such Plan Sponsor. Notwithstanding the foregoing, however, if the Plan and Trust as adopted by an Affiliate or other corporation or business entity under the foregoing provisions shall fail to receive the initial approval of the Internal Revenue Service as a qualified Plan and Trust under Code Sections 401(a) and 501(a), any contributions by the Affiliate or other corporation or business entity after payment of all expenses will be returned to such Plan Sponsor free of any trust, and the Plan and Trust shall terminate, as to the adopting Affiliate or other corporation or business entity.


                                        SECTION 16
                         QUALIFICATION AND RETURN OF CONTRIBUTIONS

       16.1 If the Plan and the related Trust fail to receive the initial approval of the Internal Revenue Service as a qualified plan and trust within one (1) year after the date of denial of qualification (a) the contribution of a Plan Sponsor after payment of all expenses will be returned to a Plan Sponsor free of the Plan and Trust, (b) contributions made by a Member shall be returned to the Member who made the contributions, and (c) the Plan and Trust shall thereupon terminate.

       16.2 All Plan Sponsor contributions to the Plan are contingent upon deductibility. To the extent permitted by the Code and other applicable laws and regulations thereunder, upon a Plan Sponsor's request, a contribution which was made by reason of a mistake of fact or which was nondeductible under Code Section 404, shall be returned to a Plan Sponsor within one (1) year after the payment of the contribution, or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

       In the event of a contribution which was made by reason of a mistake of fact or which was nondeductible, the amount to be returned to the Plan Sponsor shall be the excess of the contribution above the amount that would have been contributed had the mistake of fact or the mistake in determining the deduction not occurred, less any net loss attributable to the excess. Any net income attributable to the excess shall not be returned to the Plan Sponsor. No return of any portion of the excess shall be made to the Plan Sponsor if the return would cause the balance in a Member's Account to be less than the balance would have been had the mistaken contribution not been made.


                                        SECTION 17
                       SECTION 16 OF SECURITIES EXCHANGE ACT OF 1934

       Notwithstanding any other provision of this Plan, the provisions of this Plan that set forth the formula or formulas that determine the amount, price or timing of awards to persons subject to the reporting requirements of
Section 16 of the Securities Exchange Act of 1934 (the "Act") and any other provisions of this Plan of the type referred to in Section 16b-3(c)(2)(ii) of the Act shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder. Further, to the extent required, the persons described in the preceding sentence shall be subject to such withdrawal, investment and other restrictions necessary to satisfy Rule 16b-3 under the Act. This Section 17 is intended to comply with Rule 16b-3 under the Act and shall be effective only to the extent required by such rule and shall be interpreted and administered in accordance with such rule.


                                        SECTION 18
                           INCORPORATION OF SPECIAL LIMITATIONS

       Appendices A, B, and C to the Plan, attached hereto, are incorporated by reference and the provisions of the same shall apply notwithstanding anything to the contrary contained herein.

       IN WITNESS WHEREOF, the Primary Sponsor has caused this indenture to be executed as of the date first above written.


                                 MORRISON RESTAURANTS INC.


                                  By: /s/ Samuel E. Beall

                                  Title: President and Chief Executive Officer
ATTEST:

/s/ Pfilip G. Hunt


Title: Senior Vice President,
       General Counsel and Secretary

       [CORPORATE SEAL]

                                       APPENDIX A
                              SPECIAL NONDISCRIMINATION RULES


                                         SECTION 1

       As used in this Appendix, the following words shall have the following meanings:

              (a) "Eligible Member" means a Member who is an Employee during any particular Plan Year.

              (b) "Highly Compensated Eligible Member" means any Eligible Member who is a Highly Compensated Employee.

              (c) "Matching Contribution" means any contribution made by a Plan Sponsor to a Company Matching Account and any other contribution made to a plan by a Plan Sponsor or an Affiliate on behalf of an Employee on account of a contribution made by an Employee or on account of an Elective Deferral.

              (d) "Qualified Matching Contributions" means Matching Contributions which are immediately nonforfeitable when made, and which would be nonforfeitable, regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Code Section 401(k)(2)(B) and the regulations thereunder.

              (e) "Qualified Nonelective Contributions" means contributions of the Plan Sponsor or an Affiliate, other than Matching Contributions or Elective Deferrals, which are nonforfeitable when made, and which would be nonforfeitable regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Code
       Section 401(k)(2)(B) and the regulations thereunder.


                                         SECTION 2

       In addition to any other limitations set forth in the Plan, for each Plan Year one of the following tests must be satisfied:

              (a) the actual deferral percentage for the Highly Compensated Eligible Members must not be more than the actual deferral percentage of all other Eligible Members multiplied by 1.25; or

              (b) the excess of the actual deferral percentage for the Highly Compensated Eligible Members over that of all other Eligible Members must not be more than two (2) percentage points, and the actual deferral percentage for the Highly Compensated Eligible Members must not be more than the actual deferral percentage of all other Eligible Members multiplied by two (2).

The "actual deferral percentage" for the Highly Compensated Eligible Members and all other Eligible Members for a Plan Year is the average in each group of the ratios, calculated separately for each Employee, of the Deferral Amounts contributed by the Plan Sponsor on behalf of an Employee for the Plan Year to the Annual Compensation of the Employee in the Plan Year. In addition, for purposes of calculating the "actual deferral percentage" as described above, Deferral Amounts of Employees who are not Highly Compensated Employees which are prohibited by Code Section 401(a)(30) shall not be taken into consideration. Except to the extent limited by Treasury Regulation
Section 1.401(k)-1(b)(5) and any other applicable regulations promulgated by the Secretary of the Treasury, all or part of the Qualified Matching Contributions and Qualified Nonelective Contributions made pursuant to the Plan may be treated as Deferral Amounts for purposes of determining the "actual deferral percentage."


                                         SECTION 3

       If the Deferral Amounts contributed on behalf of any Highly Compensated Eligible Member exceeds the amount permitted under the "actual deferral percentage" test described in Section 2 of this Appendix A for any given Plan Year, then before the end of the Plan Year following the Plan Year for which the Excess Deferral Amount was contributed, (a) the amount of the Excess Deferral Amount for the Plan Year, as adjusted to reflect income, gain, or loss attributable to it through the date the Excess Deferral Amount is distributed to the Member and reduced by any excess Elective Deferrals as determined pursuant to Plan Section 3.1 previously distributed to the Member for the Member's taxable year ending with or within the Plan Year, may be distributed to the Highly Compensated Eligible Member or (b) to the extent provided in regulations issued by the Secretary of the Treasury, the Plan Administrator may, in its discretion, allow each affected Member to elect, within two and one-half months after the end of the Plan Year for which the Excess Deferral Amount was contributed, to treat the Excess Deferral Amount, unadjusted for earnings, gains, and losses, but as so reduced, as an amount distributed to the Member and then contributed as an after-tax contribution by the Member to the Plan ("recharacterized amounts"). The income allocable to such Excess Deferral Amount shall be determined in a similar manner as described in Plan Section 4.2. The Excess Deferral Amount to be distributed or recharacterized shall be reduced by Deferral Amounts previously distributed or recharacterized for the taxable year ending in the same Plan Year, and shall also be reduced by Deferral Amounts previously distributed or recharacterized for the Plan Year beginning in such taxable year. For all other purposes under the Plan other than this Appendix A recharacterized amounts shall continue to be treated as Deferral Amounts. In the event the multiple use of limitations contained in Sections 2(b) and 5(b) of this Appendix, pursuant to Treasury Regulations Section 1.401(m)-2 as promulgated by the Secretary of the Treasury, requires a corrective distribution, such distribution shall be made pursuant to this Section 3, and not Section 6 of Appendix A.

For purposes of this Section 3, "Excess Deferral Amount" means, with respect to a Plan Year, the excess of:

              (a) the aggregate amount of Deferral Amounts contributed by a Plan Sponsor on behalf of Highly Compensated Eligible Members for the Plan Year, over

              (b)    the maximum amount of Deferral Amounts permitted under
       Section 2 of this Appendix A for the Plan Year, which shall be determined by reducing the Deferral Amounts contributed on behalf of Highly Compensated Eligible Members in order of the actual deferral percentages beginning with the highest of such percentages.

Distribution of the Excess Deferral Amounts for any Plan Year shall be made to the Highly Compensated Eligible Members on the basis of the respective portions of the Excess Deferral Amount attributable to each Highly Compensated Eligible Member. As to any Highly Compensated Employee who is subject to the family aggregation rules of Subsection (b) of the Plan Section containing the definition of the term "Highly Compensated Employee," any distribution of such Highly Compensated Employee's allocable portion of the Excess Deferral Amount for a Plan Year shall be allocated among the family members of such Highly Compensated Employee who are combined to determine the actual deferral percentage in proportion to the Deferral Amounts taken into account under this
Section 3.


                                         SECTION 4

       The Plan Administrator shall have the responsibility of monitoring the Plan's compliance with the limitations of this Appendix A and shall have the power to take all steps it deems necessary or appropriate to ensure compliance, including, without limitation, restricting the amount which Highly Compensated Eligible Members can elect to have contributed pursuant to Plan
Section 3.1.  Any actions taken by the Plan Administrator pursuant to this
Section 4 shall be pursuant to non-discriminatory procedures consistently applied.


                                         SECTION 5

       In addition to any other limitations set forth in the Plan, Matching Contributions under the Plan and the amount of nondeductible employee contributions under the Plan, for each Plan Year must satisfy one of the following tests:

              (a) The contribution percentage for Highly Compensated Eligible Members must not exceed 125% of the contribution percentage for all other Eligible Members; or

              (b) The contribution percentage for Highly Compensated Eligible Members must not exceed the lesser of (1) 200% of the contribution percentage for all other Eligible Members, and (2) the contribution percentage for all other Eligible Members plus two (2) percentage points.

Notwithstanding the foregoing, for purposes of this Section 5, the terms Highly Compensated Eligible Member and Eligible Member shall not include any Member who is not eligible to receive a Matching Contribution under the provisions of the Plan, other than as a result of the Member failing to contribute to the Plan or failing to have an Elective Deferral contributed to the Plan on the Member's behalf. Notwithstanding the foregoing, if Qualified Matching Contributions are taken into account for purposes of applying the test contained in Section 2 of this Appendix A, they shall not be taken into account under this Section 5. In applying the above tests, the Plan Administrator shall comply with any regulations promulgated by the Secretary of the Treasury which prevent or restrict the use of the test contained in
Section 2(b) of this Appendix A and the test contained in Section 5(b) of this Appendix A. The "contribution percentage" for Highly Compensated Eligible Members and for all other Eligible Members for a Plan Year shall be the average of the ratios, calculated separately for each Member, of (A) to (B), where (A) is the amount of Matching Contributions under the Plan (excluding Qualified Matching Contributions which are used to apply the test set forth in Section 2 of this Appendix A or Matching Contributions which are used to satisfy the minimum required contributions to the Accounts of Eligible Members who are not Key Employees pursuant to Section 1 of Appendix C to the Plan) and nondeductible employee contributions made under the Plan for the Eligible Member for the Plan Year, and where (B) is the Annual Compensation of the Eligible Member for the Plan Year. Except to the extent limited by Treasury Regulation Section 1.401(m)-1(b)(5) and any other applicable regulations promulgated by the Secretary of the Treasury, a Plan Sponsor may elect to treat Deferral Amounts and Qualified Nonelective Contributions as Matching Contributions for purpose of determining the "contribution percentage," provided the Deferral Amounts, excluding those treated as Matching Contributions, satisfy the test set forth in Section 2 of Appendix A.


                                         SECTION 6

       If the Matching Contributions and nondeductible employee contributions and, if taken into account under Section 5 of this Appendix A, the Deferral Amounts made by or on behalf of Highly Compensated Eligible Members exceed the amount permitted under the "contribution percentage test" for any given Plan Year, then, before the close of the Plan Year following the Plan Year for which the excess aggregate contributions were made, the amount of the excess aggregate contributions attributable to the Plan for the Plan Year, as adjusted to reflect any income, gain or loss attributable to such contributions through the date the excess aggregate contributions are distributed, shall be distributed. The income allocable to such contributions shall be determined in a similar manner as described in Plan Section 4.2. As to any Highly Compensated Employee, any distribution of his allocable portion of the excess aggregate contributions for a Plan Year shall first be attributed to any nondeductible employee contributions made by the Member during the Plan Year for which no corresponding Plan Sponsor contribution is made and then to any remaining nondeductible employee contributions made by the Member during the Plan Year and any Matching Contributions thereon. As between the Plan and any other plan or plans maintained by the Plan Sponsor in which excess aggregate contributions for a Plan Year are held, each such plan shall distribute a pro-rata share of each class of contribution based on the respective amounts of a class of contribution made to each plan during the Plan Year. The payment of the excess aggregate contributions shall be made without regard to any other provision in the Plan. In the event the multiple use of limitations contained in Sections 2(b) and 5(b) of this Appendix, pursuant to Treasury Regulation Section 1.401(m)-2 as promulgated by the Secretary of the Treasury, requires a corrective distribution, such distribution shall be made pursuant to Section 3 of Appendix A, and not this
Section 6.

       For purposes of this Section 6, with respect to any Plan Year, "excess aggregate contributions" means the excess of:

              (a) the aggregate amount of the Matching Contributions and nondeductible employee contributions and, if taken into account under
       Section 5 of this Appendix A, the Deferral Amounts actually made on behalf of Highly Compensated Eligible Members for the Plan Year, over

              (b) the maximum amount of the contributions permitted under the limitations of Section 5 of this Appendix A, determined by reducing contributions made on behalf of Highly Compensated Eligible Members in order of their contribution percentages beginning with the highest of such percentages.

Distribution of nondeductible employee contributions or Matching Contributions in the amount of the excess aggregate contributions for any Plan Year shall be made with respect to Highly Compensated Employees on the basis of the respective portions of the excess aggregate contributions attributable to each Highly Compensated Employee. As to any Highly Compensated Employee who is subject to the family aggregation rules of Subsection (b) of the Plan Section containing the definition of the term "Highly Compensated Employee," any distribution of such Highly Compensated Employee's allocable portion of the excess aggregate contributions for a Plan Year shall be allocated among the family members of such Highly Compensated Employee which are combined to determine the contribution percentage in proportion to the contributions taken into account under this Section 6.

The determination of the amount of excess aggregate contributions under this
Section 6 shall be made after (1) first determining the excess Elective Deferrals under Plan Section 3.1(b), and (2) then determining the Excess Deferral Amounts under Section 3 of this Appendix A.


                                         SECTION 7

       Except to the extent limited by rules promulgated by the Secretary of the Treasury, if a Highly Compensated Eligible Member is a participant in any other plan of the Plan Sponsor or any Affiliate which includes Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code
Section 401(k), or nondeductible employee contributions, any contributions made by or on behalf of the Member to the other plan shall be allocated with the same class of contributions under the Plan for purposes of determining the "actual deferral percentage" and "contribution percentage" under the Plan; provided, however, contributions that are made under an "employee stock ownership plan" (within the meaning of Code Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code Section 4975(e)(7)).

       Except to the extent limited by rules promulgated by the Secretary of the Treasury, if the Plan and any other plans which include Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code
Section 401(k), or nondeductible employee contributions are considered as one plan for purposes of Code Section 401(a)(4) and 410(b)(1), any contributions under the other plans shall be allocated with the same class of contributions under the Plan for purposes of determining the "contribution percentage" and "actual deferral percentage" under the Plan; provided, however, contributions that are made under an "employee stock ownership plan" (within the meaning of Code Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code
Section 4975(e)(7)).

                                       APPENDIX B
                                 LIMITATION ON ALLOCATIONS


                                         SECTION 1

       The "annual addition" for any Member for any one limitation year may not exceed the lesser of:

              (a) $30,000 (or, if greater, one-quarter of the dollar limitation in effect under Code Section 415(b)(1)(A)), adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury); or

              (b)    25% of the Member's Annual Compensation.


                                         SECTION 2

       For the purposes of this Appendix B, the term "annual addition" for any Member means for any limitation year, the sum of certain Plan Sponsor and Member contributions, and other amounts as determined in Code
Section 415(c)(2) in effect for that limitation year.


                                         SECTION 3

       In the event that a Plan Sponsor maintains a defined benefit plan under which a Member also participates, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any limitation year for any Member may not exceed 1.0.

              (a) The defined benefit plan fraction for any limitation year is a fraction:

                     (1) the numerator of which is the projected annual benefit of the Member under the defined benefit plan (determined as of the close of such year); and

                     (2)  the denominator of which is the lesser of

                          (A) the product of 1.25, multiplied by the maximum annual benefit allowable under Code Section 415(b)(1)(A), or

                          (B)    the product of

                                  (i)  1.4, multiplied by

                                 (ii)  the maximum amount which may be taken
                            into account under Code Section 415(b)(1)(B) with respect to the Member under the defined benefit plan for the limitation year (determined as of the close of the limitation year).

              (b) The defined contribution plan fraction for any limitation year is a fraction:

                     (1) the numerator of which is the sum of a Member's annual additions as of the close of the year; and

                     (2) the denominator of which is the sum of the lesser of the following amounts determined for the year and for all prior limitation years during which the Member was employed by a Plan
              Sponsor:

                            (A) the product of 1.25, multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for the limitation year (determined without regard to Code
                     Section 415(c)(6)); or

                            (B)    the product of

                                    (i)  1.4, multiplied by

                                   (ii)  the amount which may be taken into
                            account under Code Section 415(c)(1)(B) (or Code
                            Section 415(c)(7), if applicable) with respect to the Member for the limitation year.


                                         SECTION 4

       For purposes of this Appendix B, the term "limitation year" shall mean a Plan Year unless a Plan Sponsor elects, by adoption of a written resolution, to use any other twelve-month period adopted in accordance with regulations issued by the Secretary of the Treasury. For purposes of applying the limitations set forth in this Appendix B, the term "Plan Sponsor" shall mean a Plan Sponsor and any other corporations which are members of the same controlled group of corporations (as described in Code Section 414(b), as modified by Code Section 415(h)) as is a Plan Sponsor, any other trades or businesses (whether or not incorporated) under common control (as described in Code Section 414(c), as modified by Code Section 415(h)) with a Plan Sponsor, any other corporations, partnerships, or other organizations which are members of an affiliated service group (as described in Code
Section 414(m)) with a Plan Sponsor, and any other entity required to be aggregated with a Plan Sponsor pursuant to regulations under Code
Section 414(o).


                                         SECTION 5

       For purposes of applying the limitations of this Appendix B, all defined contribution plans maintained or deemed to be maintained by a Plan Sponsor shall be treated as one defined contribution plan, and all defined benefit plans now or previously maintained or deemed to be maintained by a Plan
Sponsor shall be treated as one defined benefit plan. In the event any of the actions to be taken pursuant to Section 6 of this Appendix or pursuant to any language of similar import in another defined contribution plan are required to be taken as a result of the annual additions of a Member exceeding the limitations set forth in Section 1 of this Appendix because of the Member's participation in more than one defined contribution plan, the actions shall first be taken with respect to this Plan.


                                         SECTION 6

       In the event that as a result of a reasonable error in estimating the Member's Annual Compensation, the annual addition allocated to the Account of a Member exceeds the limitations set forth in Section 1 of this Appendix B or in the event that the aggregate contributions made on behalf of a Member under both a defined benefit plan and a defined contribution plan, subject to the reduction of allocations in other defined contribution plans required by
Section 5 of this Appendix B, cause the aggregate limitation fraction set forth in Section 3 of this Appendix B to be exceeded, the Plan Administrator shall, in writing, direct the Trustee to take such of the following actions as the Plan Administrator shall deem appropriate, specifying in each case the amount or amounts of contributions involved:

              (a) A Member's annual addition shall be reduced by distributing to the Member Voluntary Contributions made by the Member which cause the annual addition to exceed such limitations;

              (b) If further reduction is necessary, contributions made by the Plan Sponsor on behalf of the Member pursuant to Plan Section 3.1 with respect to which no contribution is made under Plan Section 3.2 shall be reduced inthe amount of the remaining excess and distributed to the Member;

              (c) If further reduction is necessary, contributions made by the Plan Sponsor on behalf of the Member pursuant to Plan Section 3.1 and contributionsof the Plan Sponsor thereon pursuant to Plan Section 3.2 shall be reduced in the amount of the remaining excess. The amount of the reductionunder Plan Section 3.1 shall be distributed to the Member. The amount ofthe reduction under Plan Section 3.2 shall be reallocated to the Company Matching Accounts of Members who are not affected by the limitation inthe same proportion as the contribution of the Plan
       Sponsor for the year is allocated under Plan Section 4.1 to the Accounts of such Members; and

              (d) If the contribution of the Plan Sponsor would cause the annual addition to exceed the limitations set forth herein with respect to all Members under the Plan, the portion of such contribution in excess of the limitations shall be segregated in a suspense account. While the suspense account is maintained, (1) no Plan Sponsor contributions under the Plan shall be made which would be precluded by this Appendix B, (2) income, gains and loses of the Fund shall not be allocated to such suspense account and (3) amounts in the suspense account shall be allocated in the same manner as Plan Sponsor contributions under the Plan as of each Valuation Date on which Plan Sponsor contributions may be allocated until the suspense account is exhausted. In the event of the termination of the Plan, the amounts in the suspense account shall be returned to the Plan Sponsor to the extent that such amounts may not then be allocated to the Members' Accounts.

                                        APPENDIX C
                                   TOP-HEAVY PROVISIONS


                                         SECTION 1

       As used in this Appendix, the following words shall have the following meanings:

              (a) "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year, or, in the case of the first Plan Year, means the last day of the first Plan Year.

              (b) "Key Employee" means an Employee or former Employee (including a Beneficiary of a Key Employee or former Key Employee) who at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years is:

                     (1) An officer described in the Subsection of the Plan Section containing the definition of the term "Highly Compensated Employee";

                     (2) One of the ten (10) Employees owning both (A) more than one-half percent (1/2%) of the outstanding stock of the Plan Sponsor or an Affiliate, more than one-half percent (1/2%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate, or more than one-half percent (1/2%) of the capital or profits interest in the Plan Sponsor or an Affiliate, and (B) the largest percentage ownership interests in the Plan Sponsor or any of its Affiliates, and whose Annual Compensation is equal to or greater than the amount in effect under Section 1(a) of Appendix B to the Plan for the calendar year in which the Determination Date falls; or

                     (3) An owner of more than five percent (5%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than five percent (5%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate; or

                     (4) An owner of more than one percent (1%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than one percent (1%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate, and who in such Plan Year had Annual Compensation from the Plan Sponsor and all of its Affiliates of more than $150,000.

       Employees other than Key Employees are sometimes referred to in this Appendix as "non-key employees."

              (c)   "Required Aggregation Group" means:

                    (1) each plan of the Plan Sponsor and its Affiliates which qualifies under Code Section 401(a) in which a Key Employee is a participant, and

                    (2) each other plan of the Plan Sponsor and its Affiliates which qualifies under Code Section 401 (a) and which enables any plan described in Subsection (a) of this Section to meet the requirements of Code Section 401(a)(4) or 410.

              (d)    (1)    "Top-Heavy" means:

                            (A) if the Plan is not included in a Required Aggregation Group, the Plan's condition in a Plan Year for which, as of the Determination Date:

                                   (i)  the present value of the cumulative
                           Accrued Benefits under the Plan for all Key Employees exceeds 60 percent of the present value of the cumulative Accrued Benefits under the Plan for all Members; and

                                 (ii)  the Plan, when included in every
                            potential combination, if any, with any or all of:

                                        (I)  any Required Aggregation Group, and

                                       (II)  any plan of the Plan Sponsor which
                                  is not part of any Required Aggregation Group and which qualifies under Code Section 401 (a)

                            is part of a Top-Heavy Group (as defined in Paragraph (2) of this Subsection); and

                            (B)    if the Plan is included in a Required
                     Aggregation Group, the Plan's condition in a Plan Year for which, as of the Determination Date:

                                    (i)  the Required Aggregation Group is a
                            Top-Heavy Group (as defined in Paragraph (2) of this Subsection); and

                                   (ii)  the Required Aggregation Group, when
                            included in every potential combination, if any, with any or all of the plans of the Plan Sponsor and its Affiliates which are not part of the Required Aggregation Group and which qualify under Code
                            Section 401(a), is part of a Top-Heavy Group (as defined in Paragraph (2) of this Subsection).

                            (C)    For purposes of Subparagraphs (A)(ii) and
                     (B)(ii) of this Paragraph (1), any combination of plans must satisfy the requirements of Code Sections 401(a)(4) and 410.

                     (2)    A group shall be deemed to be a Top-Heavy Group if:

                            (A) the sum, as of the Determination Date, of the present value of the cumulative accrued benefits for all Key Employees under all plans included in such group exceeds

                            (B) 60 percent of a similar sum determined for all participants in such plans.

                     (3)   (A)   For purposes of this Section, the present value
                     of the accrued benefit for any participant in a defined contribution plan as of any Determination Date or last day of a plan year shall be the sum of:

                                     (i)  as to any defined contribution plan
                           other than a simplified employee pension, the account balance as of the most recent valuation date occurring within the plan year ending on the Determination Date or last day of a plan year, and

                                   (ii)  as to any simplified employee pension,
                           the aggregate employer contributions, and

                                  (iii) an adjustment for contributions due as of the Determination Date or last day of a plan year.

                     In the case of a plan that is not subject to the minimum funding requirements of Code Section 412, the adjustment in Clause (iii) of this Subparagraph (A) shall be the amount of any contributions actually made after the valuation date but on or before the Determination Date or last day of the plan year to the extent not included under Clause (i) or
                     (ii) of this Subparagraph (A); provided, however, that in the first plan year of the plan, the adjustment in Clause (iii) of this Subparagraph (A) shall also reflect the amount of any contributions made thereafter that are allocated as of a date in such first plan year. In the case of a plan that is subject to the minimum funding requirements, the account balance in Clause (i) and the aggregate contributions in Clause (ii) of this Subparagraph (A) shall include contributions that would be allocated as of a date not later than the Determination Date or last day of a plan year, even though those amounts are not yet required to be contributed, and the adjustment in Clause (iii) of this Subparagraph (A) shall be the amount of any contribution actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Code Section 412(c)(10) to the extent not included under Clause (i) or (ii) of this Subparagraph (A).

                            (B) For purposes of this Subsection, the present value of the accrued benefit for any participant in a defined benefit plan as of any Determination Date or last day of a plan year must be determined as of the most recent valuation date which is within a 12-month period ending on the Determination Date or last day of a plan year as if such participant terminated as of such valuation date; provided, however, that in the first plan year of a plan, the present value of the accrued benefit for a current participant must be determined either (i) as if the participant terminated service as of the Determination Date or last day of a plan year or (ii) as if the participant terminated service as of such valuation date, but taking into account the estimated accrued benefit as of the Determination Date or last day of a plan year. For purposes of this Subparagraph (B), the valuation date must be the same valuation date used for computing plan costs for minimum funding, regardless of whether a valuation is performed that year. The actuarial assumptions utilized in calculating the present value of the accrued benefit for any participant in a defined benefit plan for purposes of this Subparagraph (B) shall be established by the Plan Administrator after consultation with the actuary for the plan, and shall be reasonable in the aggregate and shall comport with the requirements set forth by the Internal Revenue Service in Q&A T-26 and T-27 of Regulation
                     Section 1.416-1.

                            (C) For purposes of determining the present value of the cumulative accrued benefit under a plan for any participant in accordance with this Subsection, the present value shall be increased by the aggregate distributions made with respect to the participant (including distributions paid on account of death to the extent they do not exceed the present value of the cumulative accrued benefit existing immediately prior to death) under each plan being considered, and under any terminated plan which if it had not been terminated would have been in a Required Aggregation Group with the Plan, during the 5-year period ending on the Determination Date or last day of the plan year that falls within the calendar year in which the Determination Date falls.

                            (D)    For purposes of this Paragraph (3),
                            participant contributions which are deductible as "qualified retirement contributions" within the meaning of Code Section 219 or any successor, as adjusted to reflect income, gains, losses, and other credits or charges attributable thereto, shall not be considered to be part of the accrued benefits under any plan.

                            (E) For purposes of this Paragraph (3), if any employee is not a Key Employee with respect to any plan for any plan year, but such employee was a Key Employee with respect to such plan for any prior plan year, any accrued benefit for such employee shall not be taken into account.

                            (F) For purposes of this Paragraph (3), if any employee has not performed any service for any Plan Sponsor or Affiliate maintaining the plan during the five-year period ending on the Determination Date, any accrued benefit for that employee shall not be taken into account.

                            (G)    (i)    In the case of an "unrelated rollover"
                            (as defined below) between plans which qualify under Code Section 401(a), (a) the plan providing the distribution shall count the distribution as a distribution under Subparagraph (C) of this Paragraph (3), and (b) the plan accepting the distribution shall not consider the distribution part of the accrued benefit under this Section; and

                                   (ii) in the case of a "related rollover"(as defined below) between plans which qualify under Code Section 401(a), (a) the plan providing the distribution shall not count the distribution as a distribution under Subparagraph (C) of this Paragraph (3), and (b) the plan accepting the distribution shall consider the distribution part of the accrued benefit under this Section.

For purposes of this Subparagraph (G), an "unrelated rollover" is a rollover as defined in Code Section 402(c)(4) or 408(d)(3) or a plan-to-plan transfer which is both initiated by the participant and made from a plan maintained by one employer to a plan maintained by another employer where the employers are not Affiliates. For purposes of this Subparagraph (G), a "related rollover" is a rollover as defined in Code Section 402(c)(4) or 408(d)(3) or a plan-to-plan transfer which is either not initiated by the participant or made to a plan maintained by the employer or an Affiliate.


                                         SECTION 2

              (a) Notwithstanding anything contained in the Plan to the contrary, except as otherwise provided in Subsection (b) of this Section, in any Plan Year during which the Plan is Top-Heavy, allocations of Plan Sponsor contributions for the Plan Year for the Account of each Member who is not a Key Employee and who has not separated from service with the Plan Sponsor prior to the end of the Plan Year shall not be less than 3 percent of the Member's Annual Compensation. For purposes of this Subsection, an allocation to a Member's Account resulting from any Plan Sponsor contribution attributable to a salary reduction or similar arrangement shall not be taken into account.

              (b)    (1)    The percentage referred to in Subsection (a) of this
              Section for any Plan Year shall not exceed the percentage at which allocations are made or required to be made under the Plan for the Plan Year for the Key Employee for whom the percentage is highest for the Plan Year. For purposes of this Paragraph, an allocation to the Account of a Key Employee resulting from any Plan Sponsor contribution attributable to a salary reduction or similar agreement shall be taken into account.

                     (2) For purposes of this Subsection (b), all defined contribution plans which are members of a Required Aggregation Group shall be treated as part of the Plan.

                     (3) This Subsection (b) shall not apply to any plan which is a member of a Required Aggregation Group if the plan enables a defined benefit plan which is a member of the Required Aggregation Group to meet the requirements of Code Section 401(a)(4) or 410.

                     (4) If the Plan Sponsor maintains a defined benefit plan which is qualified under Code Section 401(a) and which would be Top-Heavy within the meaning of the Plan for its plan year ending within or coincident with the Plan Year, no allocation shall be made pursuant to Subsection (a) of this Section on behalf of any Member who participates in the defined benefit plan and acquires a year of service within the meaning of paragraphs (4), (5) and
              (6) of Code Section 411(a) under the defined benefit plan for the plan year, if the defined benefit plan provides generally that the accrued benefit of the member when expressed as an annual retirement benefit shall not, when expressed as a percentage of the Member's compensation, be less than the lesser of (A) 2 percent multiplied by the number of such Years of Service in plan years during which such plan was Top-Heavy, or (B) 20 percent.


                                         SECTION 3

       In any limitation year (as defined in Section 4 of Appendix B to the Plan) which contains any portion of a Plan Year in which the Plan is Top-Heavy, the number "1.0" shall be substituted for the number "1.25" in Section 3 of Appendix B to the Plan.


                                         SECTION 4

       Notwithstanding anything contained in the Plan to the contrary, in any Plan Year during which the Plan is Top-Heavy, a Member's interest in his Accrued Benefit shall not vest at any rate which is slower than the following schedule, effective as of the first day of that Plan Year:

                     Full Years                          Percentage
                     of Service                            Vested

                    Less than 3                              0%
                     3 or more                             100%

The Schedule set forth above in this Section 4 shall be inapplicable to a Member who has failed to perform an Hour of Service after the Determination Date on which the Plan has become Top-Heavy. When the Plan ceases to be Top-Heavy, the Schedule set forth above in this Section 4 shall cease to apply; provided however, that the provisions of the Plan Section dealing with changes in the vesting schedule shall apply.



                                  FIRST AMENDMENT TO THE
                                 MORRISON RESTAURANTS INC.
                                   SALARY DEFERRAL PLAN


       THIS FIRST AMENDMENT made on this 21st day of October , 1994, by MORRISON RESTAURANTS INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Primary Sponsor");

                                    W I T N E S S E T H

       WHEREAS, the Primary Sponsor maintains the Morrison Restaurants Inc. Salary Deferral Plan (the "Plan"), which was adopted by indenture dated
June 1, 1968, and was last restated by indenture dated December 31, 1993; and

       WHEREAS, the Primary Sponsor desired to amend the Plan in order to comply with recent changes in the law;

       NOW, THEREFORE, the Primary Sponsor does hereby amend the Plan, effective as of January 1, 1993, by replacing the existing Plan Section 7.3 with the following new Plan Section 7.3:

              "7.3 Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under this Plan Section 7, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover so long as all Eligible Rollover Distributions to a Distributee for a calendar year total or are expected to total at least $200 and, in the case of a Distributee who elects to directly receive a portion of an Eligible Rollover Distribution and directly roll the balance over to an Eligible Rollover Plan, the portion that is to be directly rolled over totals at least $500. If the Eligible Rollover Distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such Eligible Rollover Distribution may commence less than 30 days after the notice required under Treasury Regulations Section 1.411(a)-11(c) is given, provided that:

                     (1) the Plan Administrator clearly informs the Distributee that the Distributee has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                     (2)    the Distributee, after receiving the
              notice, affirmatively elects a distribution."


       Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this First Amendment.


       IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the day and year first above written.

                                    MORRISON RESTAURANTS INC.



                                    By: /s/ Pfilip G. Hunt

                                    Title: Senior Vice President

ATTEST:/s/ J. Russell Mothershed

Title: Assistant Secretary

       [CORPORATE SEAL]





                                        Appendix 1

                                  SECOND AMENDMENT TO THE
                                 MORRISON RESTAURANTS INC.
                                   SALARY DEFERRAL PLAN

       THIS SECOND AMENDMENT is made on this 30th day of June , 1995, by MORRISON RESTAURANTS INC. (the "Primary Sponsor"), a corporation organized and existing under the laws of the State of Delaware;

                                   W I T N E S S E T H:

       WHEREAS, the Primary Sponsor maintains the Morrison Restaurants Inc. Salary Deferral Plan (the "Plan"), which was established by indenture dated June 1, 1968 and which was last amended and restated by indenture dated December 31, 1993; and

       WHEREAS, the Primary Sponsor now desires to amend the Plan to facilitate investment transactions effected pursuant to the terms of the Plan and for other reasons;

       NOW, THEREFORE, the Plan is hereby amended, effective as of the date first set forth above, as follows:

1.     By deleting the second sentence of Section 1.1(b).

2. By deleting existing Section 1.2 and by substituting therefor the following:

             " 1.2    Accrued Benefit" means the balance of a Member's
       Account as of any given date.

3.     By adding a new final sentence to Section 1.26(e) as follows:

       The Plan Administrator shall also credit Hours of Service required by any other applicable federal law, such as the Family and Medical Leave Act of 1993 and the Uniformed Services Employment and Reemployment Rights Act of 1994.

4. By substituting in Section 1.40 for the term "Individual Fund" the term "Investment Fund" each time the former appears therein.

5. By deleting the existing provisions of Section 4.2 and by substituting therefor the following:

              4.2 As of each Valuation Date, as set forth in the Trust, the Trustee shall determine the net income or net loss of Fund or each Investment Fund which comprise the Fund, as the case may be. The net income or net loss so determined shall be allocated as of each Valuation Date to the Account of each Member in the proportion that the balance of the Member's Account invested in the Fund, or each Investment Fund, as the case may be, as of the immediately preceding Valuation Date bears to the total value of all Members' Accounts invested in the Fund, or that Investment Fund, as of the immediately preceding Valuation Date.

6. By deleting the last sentence of Section 5.1 and by substituting therefor the following:

       Any request for a distribution under this Section must be made in the manner prescribed by the Plan Administrator.

7. By deleting Section 7.2 in its entirety and by substituting therefore the following:

              7.2 The payment of a Member's Accrued Benefit shall be in the form of one lump sum in cash. If the Member's interest in the Morrison Stock Fund (as defined in the Trust) equals or exceeds the value of one hundred (100) shares of Company Stock, that interest may be distributed in the form of whole shares of Company Stock if the Member so elects in such form as the Plan Administrator may prescribe.


       Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Second Amendment.

       IN WITNESS WHEREOF, the Primary Sponsor has caused this Second Amendment to be executed as of the day and year first above written.

                                MORRISON RESTAURANTS INC.

                                By: /s/ Samuel E. Beall

                                Title: Chairman and CEO

ATTEST:

/s/ Pfilip G. Hunt

Title: Secretary

[CORPORATE SEAL]
                                     TRUST AGREEMENT
                                          TO THE
                                 MORRISON RESTAURANTS INC.
                                   SALARY DEFERRAL PLAN


       THIS TRUST AGREEMENT made as of the 31 day of December, 1993, by and between MORRISON RESTAURANTS INC., f/k/a/ Morrison Incorporated, a corporation organized and existing under the laws of the State of Delaware (the "Primary Sponsor"); each other Affiliate or other entity adopting the Morrison Restaurants Inc. Salary Deferral Plan (the "Plan"), as provided therein and executing this trust pursuant thereto; and AMSOUTH BANK N.A. of Birmingham, Alabama (the "Trustee");


                                   W I T N E S S E T H:

       WHEREAS, the Primary Sponsor maintains the Plan and related trust (the "Trust"), which is intended to qualify as a profit sharing plan under section 401(a) of the Internal Revenue Code and also contains a cash or deferred arrangement as described in Section 401(k) of the Internal Revenue Code, for the exclusive benefit of Members thereunder and their Beneficiaries;

       WHEREAS, the Primary Sponsor and Trustee previously entered into certain trust agreements reflecting the terms of the Trust, the most recent of which was dated December 29, 1989 (the "Prior Trust Agreement");

       WHEREAS, the Primary Sponsor has restated the Plan, generally effective January 1, 1989; and

       WHEREAS, the Primary Sponsor and Trustee desire to restate the Prior Trust Agreement to make conforming amendments;


       NOW, THEREFORE, in consideration of the foregoing and of the further obligations and undertakings as hereinafter set forth, the Primary Sponsor and Trustee hereby amend and restate the Prior Trust Agreement, effective January 1, 1994, as follows:


                                        SECTION I.
                                        DEFINITIONS

       All terms and definitions contained in the Plan are hereby incorporated in the Trust Agreement by reference except to the extent that the terms of the Trust Agreement clearly indicate to the contrary.


                                        SECTION II.
                                         THE FUND

       The Primary Sponsor hereby establishes the Fund with the Trustee. The Fund shall be held, managed and administered by the Trustee in trust in accordance with the provisions of the Plan and of the Trust without distinction between principal and income. At no time shall any part of the Fund be used for or diverted to purposes other than the exclusive benefit of the Members or their Beneficiaries, subject, however, to the payment of taxes and administrative expenses and to the return of contributions to a Plan Sponsor under the specific conditions set forth in the Plan.


                                       SECTION III.
                      MAINTENANCE OF AND DISTRIBUTIONS FROM ACCOUNTS

       A. The Plan Administrator shall maintain Accounts in accordance with the Plan.

       B. The Trustee may rely upon a notice given in accordance with the terms of the Plan. The Trustee shall not be charged with any notice unless given in accordance with the Plan, including notification of any changes in the identity or authority of any Fiduciary (other than the Trustee) or any other person acting in regard to the Plan.

       C. The Trustee shall make payments out of the Fund to the persons, in the manner and in the amounts specified in written directions received by it from the Plan Administrator. The Plan Administrator assumes all responsibility with respect to the directions and the application of the payments. The Trustee is under no duty to enforce payments of any contributions to the Fund and is not responsible for the adequacy of the Fund to discharge liabilities arising in connection with the Plan or Trust.

       D. If any dispute arises as to the persons to whom the payment of any funds or delivery of any assets shall be made by the Trustee, the Trustee may withhold the payment or delivery until the dispute has been determined by a court of competent jurisdiction or has been settled by the parties concerned and may, in its sole discretion, submit the dispute to a court of competent jurisdiction.


                                        SECTION IV.
                                        INVESTMENTS

       A. Subject to the provisions of Sections V, VI and VIII hereof, the Trustee agrees to invest the assets of the Fund with the care, skill and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters pursuant to the Trust would use in the conduct of an enterprise of a like character and with like aims.

       B. Subject to the terms of the Plan and the Trust Agreement and the provisions of ERISA, the Trustee shall invest the principal and income of the Fund without distinction between principal and income, in such securities or in such property, real, personal, or mixed and wherever situated, as the Trustee in its sole discretion deems advisable. Without limiting the foregoing, the Trustee may make investments in, and may purchase, acquire, obtain, retain, sell, transfer, pledge, hypothecate or encumber common or preferred stocks, shares of mutual funds, trust and participation certificates, bonds and mortgages, other evidences of indebtedness or ownership, annuity contracts of life insurance companies, savings accounts or plans, including, without limitation, savings accounts or plans established by the Trustee, covered call options, put options, and financial futures contracts, irrespective of whether the securities or property shall be of a character authorized by applicable state law for trust investments.

       C. The Trustee shall not invest in any securities issued by a Plan Sponsor or any affiliate (as defined in ERISA Section 407(d)(7)) of a Plan Sponsor unless the securities are "Qualifying Employer Securities," which means (i) securities of a Plan Sponsor or any affiliate which are stock, or
(ii) a marketable obligation, as defined in ERISA Section 407(e), of a Plan Sponsor or any affiliate. Also, the Trustee shall not invest in any real property leased to or used by a Plan Sponsor or any affiliate of a Plan Sponsor unless the real property is "Qualifying Employer Real Property," which means parcels of real property and related personal property which are leased to the Plan Sponsor or to any affiliate and which are geographically dispersed and are suitable (or adaptable without excessive cost) for more than one use. The Trustee may invest up to one hundred percent (100%) of the Fund in Qualifying Employer Securities, but shall not be required to invest in either Qualifying Employer Securities or Qualifying Employer Real Property if the Trustee makes a good faith determination that the investment would be contrary to ERISA or the Code.

       D. In addition to any other investments proper under the Trust, the Trustee shall, after receiving written approval from the Primary Sponsor, from time to time invest all or any part of the Fund in one or more group trusts or collective investment funds (including, without limitation, such trusts or funds now or hereafter established by the then Trustee and, more specifically, the AmSouth Bancorporation Collective Investment Trust and the funds maintained thereunder, including the General Equity Fund, the General Fixed Income Fund, the General Intermediate Maturity Fund, the General Limited Maturity Fund, and the Short-Term Investment Fund and the AmSouth Master Money Market Account of AmSouth Bank N.A.) which contemplate the commingling for investment purposes of the funds therein with trust assets of other pension plans as defined in ERISA which are qualified under Code Section 401 and which may be established by other businesses, institutions and organizations other than the Trustee. To the extent required by Revenue Ruling 81-100 and to the extent consistent with the Trust, the terms and provisions of the declaration of trust creating any group trust or collective investment fund in which the Fund is invested are hereby adopted and made a part hereof, and any part of the Fund so invested shall be subject to all of the terms and provisions of any declaration of trust creating the group trust or collective investment fund. The Trustee shall from time to time withdraw from the group trust or collective investment fund such part of the Fund, as the Primary Sponsor directs.

       E. The Trustee shall invest the assets of the Plan allocated to Company Matching Accounts primarily in shares of Qualifying Employer Securities; otherwise, the normal investment goals and objectives of the Trustee are capital growth, conservation of principal and production of income through the receipt of interest or dividends from investments.


                                        SECTION V.
                                    INVESTMENT MANAGER

       A. If an Investment Manager is designated in accordance with the Plan, the Trustee shall either (1) turn over to the Investment Manager for investment all or such portion of the Fund as is specified in a written direction to the Trustee from the Primary Sponsor, in which case the assets shall continue to be a part of the Fund, even though not in the Trustee's possession, or (2) invest and reinvest all or such portion of the Fund as is specified in a written direction to the Trustee from the Primary Sponsor in the manner in which the Investment Manager directs the Trustee in writing.
In either event, whether the Trustee actually gives the Investment Manager possession of a portion of the Fund or is required to invest a portion of the Fund as directed by the Investment Manager, the Trustee shall have no discretion with respect to the investment or reinvestment of that portion of the Fund and shall not be liable for that portion of the Fund or for any acts or omissions of the Investment Manager or for following or for taking or refraining from taking any action at any direction of the Investment Manager given prior to receipt by the Trustee of written notice from the Primary Sponsor of revocation of the designation of the Investment Manager or for the failure of the Investment Manager to give a direction or for any act or omission in connection with its failure. The Trustee shall have no responsibility for any assets of the Fund while in the possession of the Investment Manager or while the assets have not been returned to the possession of the Trustee, and the Trustee shall be entitled to rely upon notice of the designation of an Investment Manager from the Primary Sponsor until notified in writing by the designating party that the designation is no longer in effect.

       B. During any period of time in which an Investment Manager directs the investment of a portion of the Fund, the Trustee, or its designated agent, shall continue to receive all securities purchased against payment therefor and to deliver all securities sold against receipt of the proceeds therefrom. Any Investment Manager authorized to direct investments may issue orders on behalf of the Trustee for the purchase or sale of securities directly to a broker or dealer and for such purpose the Trustee shall, upon request, execute and deliver to the Investment Manager one or more trading authorizations. Written notification of the issuance of each order shall be given promptly to the Trustee by the Investment Manager and the execution of each order shall be confirmed by the broker to the Investment Manager and the Trustee. The notification shall be authority of the Trustee to receive securities purchased against payment therefor and to deliver securities sold against receipt of the proceeds therefrom. All directions concerning investments of the Investment Manager shall be signed by any person acting on behalf of the Investment Manager as may be duly authorized in writing. The transmission by the Invest-ment Manager to the Trustee of directions by photostatic teletransmission with duplicate or facsimile signatures shall be considered a delivery in writing of the directions until the Trustee is notified in writing by the Primary Sponsor that the use of any device transmitting duplicate or facsimile signatures is no longer authorized. The Trustee may rely upon directions which it receives by photostatic teletransmission prior to receipt of notice from the Primary Sponsor that they are no longer authorized, and the Trustee shall not be responsible for the consequences of any unauthorized use of a device which use was not known by the Trustee at the time to be unauthorized.


       C. The Trustee shall be under no duty to make any review of investments acquired for the Plan at the direction or order of an Investment Manager or to make any recommendation with respect to disposing of or continuing to retain any such investment.

       D. The Trustee shall have no obligation to determine the existence of any conversion, redemption, exchange, subscription or other right relating to any securities purchased, of which notice was given prior to the purchase of the securities, and shall have no obligation to exercise any right unless the Trustee is informed of its existence by the Investment Manager and is requested in writing by the Investment Manager to exercise the right within a reasonable time before the time for its exercise expires.

       E. In the event that the Trustee is directed to purchase securities issued by any foreign government or agency thereof, or by any corporation domiciled outside of the continental limits of the United States or its territories, it shall be the responsibility of the Investment Manager to advise the Trustee in writing with respect to any laws or regulations of any such foreign countries which shall apply to the securities, including, but not limited to, receipt of dividends or interest by the Trustee from such securities.


                                        SECTION VI.
                                   INVESTMENT COMMITTEE

       A. If an Investment Committee is designated by the Primary Sponsor in accordance with the Plan, the Trustee shall, unless the Primary Sponsor otherwise directs the Trustee in writing, invest the Fund as the Investment Committee directs. However, the Trustee shall only be subject to proper directions of the Investment Committee which are made in accordance with the terms of the Plan and which are not contrary to ERISA.

       B. The Primary Sponsor may in writing direct that only a portion of the Fund shall be invested as the Investment Committee directs, in which case the Trustee shall invest the balance of the Fund pursuant to Section IV hereof, subject to Sections V and VIII hereof.


                                       SECTION VII.
                                      TRUSTEE POWERS

       In the administration of the Trust, in addition to, and not in limitation of, any powers or authority of the Trustee under the Trust or which the Trustee may have under applicable law in addition thereto (all such additional powers and authority being specifically hereby granted to the Trustee), the Trustee is authorized and empowered to do the following, without advertisement and without order of court and without having to post bond or make any returns or report of its doings to any court:

       A. To purchase or subscribe for any securities or property, including, without limitation, shares of mutual funds and to retain the same in trust;

       B. To sell, exchange, convey, transfer, or otherwise dispose of, any securities or property held by it, by private contract or at public auction, with or without advertising, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any sale or other disposition;

       C. To vote any stocks, bonds or other securities; to give general or special proxies or powers of attorney with or without power of substitution;
to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held as part of the Fund; provided, however, that the voting, tendering or similar rights with respect to any Qualifying Employer Securities which are subject to investment direction by Members shall be exercised by Members or, where applicable, their Beneficiaries;

       D. To register any investment held as a part of the Fund in its own name or in the name of a nominee, and to hold any investment in bearer form or through or by a central clearing corporation maintained by institutions active in the national securities markets, but the books and records of the Trustee shall at all times show that all investments are part of the Fund;

       E. To write covered call options and to purchase or sell put options and financial futures contracts;

       F. To employ and act through suitable agents, accountants, appraisers and attorneys (who may be counsel for the Trustee) and to pay their reasonable expenses and compensation, and the Trustee may consult with counsel (who, without limitation, may be counsel to the Trustee or to a Plan Sponsor), and shall be protected to the extent the law permits in acting upon the advice of counsel in regard to legal questions, and may also employ agents and expert assistants and delegate to them the ministerial duties which it sees fit, in which event the Trustee shall periodically review the performance of the persons to whom these duties have been delegated;

       G. To borrow or raise money for the purposes of the Trust in such amounts and upon such terms and conditions as the Trustee in its absolute discretion may deem advisable; and for any sums so borrowed to issue its promissory note as Trustee, and to secure the repayment thereof by pledging all or any part of the Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency or propriety of the borrowing;

       H. To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and all other instruments or agreements that may be necessary or appropriate to carry out the powers of the Trustee under the Trust or incidental thereto;

       I. To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Fund, to commence or defend any legal or administrative proceedings arising, necessary or appropriate in connection with the Plan, the Trust, the Fund, the administration thereof or the powers or authority of the Trustee under the Trust, and to represent the Plan, the Trust, and the Fund in all legal and administrative proceedings;

       J. To keep such portions of the Fund in cash or cash balances as the Trustee may deem to be in the best interest of the Trust, it being understood that the Trustee shall not be required to pay any interest on any cash balances; and

       K. Generally, to do all acts and to execute and deliver all instruments as in the judgment of the Trustee may be necessary or desirable to carry out any powers or authority of the Trustee, without advertisement, without order of court and without having to post bond or make any returns or report of its doings to any court.


                                       SECTION VIII.
                                     INVESTMENT FUNDS

       A. The assets of the Fund shall be invested in at least four (4) Individual Funds, with varying investment objectives, as the Primary Sponsor shall from time to time determine with consent of the Trustee. One such Individual Fund shall be established for investments in Qualifying Employee Securities.

       B. The Primary Sponsor, in its sole discretion may, from time to time, establish one or more additional Individual Funds, or may change or terminate the availability of any then existing Individual Fund or Individual Funds for all Members, provided, however, that four (4) or more Individual Funds remain available.

       C. As to each of the Individual Funds, the Trustee shall be authorized to purchase short-term investments pending the selection and purchase of investments suitable for a particular Individual Fund. The decision of the Trustee as to whether or not an investment is of a type which may be purchased for any Individual Fund shall be conclusive. Pending the selection and purchase of suitable investments, or the payment of expenses or other anticipated distributions, the Trustee may retain in cash, without liability for interest, such portion of an Individual Fund as it shall deem reasonable under the circumstances.

       D. The Trustee, at any time, may purchase for an Individual Fund any property of another Individual Fund which would then be appropriate for purchase by that Individual Fund and may exchange property of one Individual Fund for property of another Individual Fund if the exchanged properties would be appropriate for purchase by the respective Individual Funds. Each purchase or exchange shall be made at the fair market value of the property so purchased or exchanged.

       E. The terms and provisions of this Section shall not in any way limit the authority, powers, and duties of the Trustee as set forth in this Trust except to the extent that Section 404(c) of ERISA applies to the investment election made by any Member pursuant to the Plan and Trust. The Trustee shall exercise or perform the same in regard to any Individual Fund only in accordance with the purposes thereof. Further, the authority, powers, and duties of the Trustee shall be subject to the limitations provided in Sections V and VI of the Trust if an Investment Manager or an Investment Committee is appointed as provided therein, which Investment Manager or Investment Committee may be appointed in respect of all or a part of any In-dividual Fund or the Fund, but shall exercise or perform its authority, powers, and duties only in a manner consistent with the purpose of the Individual Fund or the Fund, as the case may be.


                                        SECTION IX.
                              INVESTMENT DIRECTION BY MEMBERS

       A. Subject to any other rules and restrictions as the Plan Administrator may prescribe from time to time, with respect to amounts allocated to Employee Deferred Accounts and Rollover Accounts only, each Member may (1) direct that a portion or all of his interest in one or more of the Individual Funds be transferred to one or more of the other Individual Funds or (2) change his election as to the Individual Funds in which future contributions on his behalf to his Employee Deferred Account and Rollover Account shall be invested. The provisions of this Section are contingent upon the availability of transfers among the Individual Funds under the terms of the investments made by each Individual Fund. An investment direction, once given, shall be deemed to be a continuing direction until changed as otherwise provided herein.

       B. If no investment election is outstanding, all such contributions shall be allocated to such Individual Fund as the Plan Administrator shall, in its sole discretion, determine.

       C. Investment directions by Members shall be subject to the following:

              1. Each direction shall be on a form provided by the Plan Administrator, shall state the Individual Fund(s) to which all or a portion of the Member's Account shall be transferred, or, if applicable, shall state how future contributions shall be invested among the Individual Funds.

              2. Directions may be given effect for the immediately succeeding Valuation Date occurring after written notice is given if delivered to the Plan Administrator on or before the date required by the Plan Administrator. Directions shall be effective only for the date in respect of which they are given, unless the Plan Administrator allows otherwise.

       D. Each direction under the preceding paragraphs received by the Plan Administrator shall be promptly delivered to the Trustee, and shall be effective as to the Trustee only when received by the Trustee. If a Member directs that all or a portion of his Account be invested in a particular Individual Fund, the Trustee shall use its best efforts to carry out the investment as soon as practicable. However, the Trustee shall never be held liable fo2r failure to carry out an investment direction within the terms of the Trust if the Trustee has made a bona fide effort to follow the direction.


       E. Any distribution to a Member pursuant to the Plan shall be pro rata from each Individual Fund in which he has an interest or in such other manner determined by the Plan Administrator and applied uniformly.


                                         SECTION X
                                 VALUATION AND ALLOCATION

       A. For all purposes under the Plan and the Trust, including particularly, but without limitation, valuing the Fund and each Member's Account and allocating to each Member's Account its share of the net income or net loss of the Fund, the following rules shall apply:

              1. Transfers or payments of funds or assets and the income, gain, loss, or expenses attributable thereto between Individual Funds shall be deemed made as of the Valuation Date coinciding with or immediately preceding the actual date of transfer or payment and the funds or assets shall not be credited or charged after such date with any earnings or losses of the Individual Fund from which transferred or paid but shall be credited or charged after such date with any earnings or losses of the Individual Fund to which transferred or paid.

              2. Transfers or payments from an Individual Fund to a Member or his Beneficiary between Valuation Dates shall be charged against the interest of the Member in the Individual Fund as of the next preceding Valuation Date and contributions to an Individual Fund which are allocated to the Account of a Member between Valuation Dates shall be credited to the interest of such Member in such Individual Fund as of the next succeeding Valuation Date.

              3. Fair market value of the assets of each Individual Fund shall be determined separately and the net income or net loss of each Individual Fund shall be determined separately.

              4. The value of a Member's Account, to the extent invested in Individual Funds, shall be the sum of his proportionate interests in each of the Individual Funds, and the aggregate net income or net loss allocated to a Member's Account shall be the aggregate of the net income or net loss allocated to his proportionate interests in each of the Individual Funds.

       B. Subject to the provisions of Subsections C. and D. below, the Trustee shall as of each Valuation Date, and at such additional times as the Primary Sponsor may in writing direct, determine the net income or net loss and the fair market value of the assets in the Fund and each Individual Fund, respectively, as determined below:

              1. To the cash income, if any, since the last Valuation Date, there shall be added or subtracted, as the case may be, any net increase or decrease, since the last Valuation Date, in the fair market value of the assets of the Fund or Individual Fund, as applicable, since the last Valuation Date, any gain or loss on the sale or exchange of assets of the Fund or Individual Fund, as applicable, since the last Valuation Date, accrued interest since the last Valuation Date with respect to any interest-bearing security as to which the purchaser would be required to pay the accrued interest in addition to the quoted price, the amount of any dividend which shall have been declared since the last Valuation Date but not paid on shares of stock owned by the Trustee if the market quotation used in determining the value of such shares is ex-dividend, and the amount of any other assets of the Fund or Individual Fund determined by the Trustee to be income since the last Valuation date;

              2. From the sum thereof there shall be deducted all charges, expenses, and liabilities accrued since the last Valuation Date which are proper under the provisions of the Plan and the Trust and which in the discretion of the Trustee are properly chargeable against income for the period.

       C. Notwithstanding Subsection B hereof, in the event that an Investment Manager is designated by the Primary Sponsor and if the Investment Manager either directs the investment of or itself invests any assets of the Fund, or in the event that an Investment Committee is appointed by the Primary Sponsor and directs the investment of any assets of the Fund, and if any of such assets are non-listed securities or are not publicly traded or if the fair market value of any of such assets cannot be readily determined, then the Investment Manager or the Investment Committee, whichever is applicable, shall determine the net income or net loss and the fair market value of such assets and the Trustee shall be entitled to rely upon such determination.

       D. In the event that an Investment Manager is designated by the Plan Sponsor and if the Trustee gives the Investment Manager possession of any portion of the assets of the Fund, then the Investment Manager shall determine the net income or net loss and the fair market value of those assets and the Trustee shall be entitled to rely upon the determination.


                                        SECTION XI.
                                   TRUSTEE COMPENSATION

       A. The Trustee's compensation shall be the amount agreed upon in a separate written agreement between the Primary Sponsor and the Trustee. If the Primary Sponsor fails to pay to the Trustee its compensation and expenses within thirty (30) days after the Trustee presents its invoice to the Primary Sponsor, the Trustee is authorized to use the assets held by it under the Trust to pay its unpaid compensation and expenses. No person who serves as the Trustee and who receives full-time pay from a Plan Sponsor shall be entitled to receive any compensation from the Fund, except for the reimbursement of expenses properly and actually incurred by him in his role as Trustee.

       B. All taxes of whatever kind or nature that may be levied or assessed under existing or future laws upon, or in respect of, the Plan, the Trust, the Fund or the income or gains thereof or therefrom shall be paid from the Fund.


                                       SECTION XII.
                                  TRUSTEE RESPONSIBILITY

       The Trustee is not responsible for the application, investment or other disposition of any funds or property held or managed by, or otherwise subject to direction by, any person other than the Trustee. The Trustee is not responsible for the application of any funds or property held by it under the Trust which have been paid to the Plan Administrator or which have been paid pursuant to the Plan and Trust or as directed by the Plan Administrator. The Trustee has no responsibility with respect to any administration of the Plan or the payment of any benefits under the Plan.


                                      SECTION XIII.
                                      RECORDKEEPING

       The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions pursuant to the Plan and the Trust, and all books and records relating thereto shall be open to inspection and audit at all reasonable times by the Plan Administrator. Within ninety (90) days following the later of the close of each Plan year or the receipt of a Plan Sponsor's contribution, and within ninety (90) days after a Report Date (which for purposes of this Trust shall mean the date of the death, removal or resignation of any Trustee from time to time serving hereunder, or the date of the termination of the Trust) the Trustee shall file with the Plan Administrator its written account. The account shall set forth
(i) all investments, receipts, disbursements and other transactions effected by it during such Plan Year or during the period from the last Valuation Date to the Report Date and (ii) the determination of the Trustee of the net income or net loss of the Fund for such Plan Year or during the period from the last Valuation Date to the Report Date and the determination of the Trustee of the fair market value of the assets of the Fund as at the Valuation Date or as at the Report Date, as the case may be. Unless a Report Date is also a Valuation Date, no allocation of earnings, gains or losses shall be made to a Member's Account.


                                       SECTION XIV.
                            REMOVAL OR RESIGNATION OF TRUSTEE,
                           AND AMENDMENT OR TERMINATION OF TRUST

       A. The Trustee, or an individual Trustee, as applicable, may be removed by the Primary Sponsor at any time upon thirty (30) days' notice in writing to the Trustee and the Plan Administrator. Any Trustee serving hereunder may resign at any time without leave of court, upon thirty (30) days' notice in writing to the Plan Sponsor and the Plan Administrator.

       B. Upon the death, removal or resignation of a Trustee, the Primary Sponsor shall appoint a successor Trustee as soon as possible. If the former Trustee was one of several Trustees, the remaining persons constituting the Trustee may continue to act as Trustee until the Primary Sponsor appoints a successor co-Trustee.

       C. Any removal of a Trustee or appointment of a successor Trustee shall be without leave of court by notice in writing signed by the Primary Sponsor and delivered to the Trustee being removed or appointed, with a copy to the Plan Administrator. Any successor Trustee serving at any time hereunder shall serve with the same powers and duties as the Trustee named herein.

       D. Upon receipt by the Trustee (or by the Primary Sponsor in the event of the death of a last remaining individual Trustee) of the designated successor's acceptance of its appointment as successor Trustee hereunder, the funds and properties then constituting the Fund shall be transferred to the successor Trustee. However, the Trustee is not required to transfer funds and properties to a successor trustee unless the Trustee is discharged from all liability for any taxes which may be due and owing by the Plan and Trust, or unless either (1) the successor trustee, who must be acceptable to the Trustee, indemnifies the Trustee against any such liability or (2) each Plan Sponsor so indemnifies the Trustee in a manner acceptable to the Trustee.

       E. If the Primary Sponsor fails to appoint a successor trustee before the expiration of the thirty (30) day notice period, or no written acceptance is received from a successor Trustee, then at any time after the end of the thirty (30) day notice period the Trustee may file an appropriate action in a court of competent jurisdiction and assign to the custody of the court the funds and properties then held by the Trustee constituting the Fund.

       F. Upon the transfer of the Fund to a successor trustee or to a court of competent jurisdiction, as the case may be, the Trustee shall be relieved of all further responsibilities in connection with the Plan, the Trust or the Fund. The Trustee is authorized, however, to reserve therefrom such money or property as it may deem advisable for payment of its fees and expenses in connection with the settlement of its account or otherwise, and any balance of the reserve remaining after the payment of such fees and expenses shall be paid over to the successor trustee or to the court.

       G. The Primary Sponsor reserves the right to amend this Trust Agreement by written notice to the Trustee. However, no amendment which affects the rights, duties or responsibilities of the Trustee may be made without the Trustee's consent.

       H. The Trust shall continue for such time as may be necessary to accomplish the purposes for which it was created and shall terminate only upon the complete distribution of the Fund. The Trust may be terminated as of any date by the Primary Sponsor by written notice to the Trustee and the Plan Administrator given in the manner prescribed in the Plan which specifies the date as of which the Trust shall terminate. Upon termination of the Trust, if the Trustee has not received instructions to the contrary from the Primary Sponsor, the Trustee shall liquidate the Fund and, after paying the reasonable expenses of the Trust, including expenses involved in the termination, distribute the balance thereof according to the written directions of the Plan Administrator. The Trustee is not required to make any distribution until it receives a copy of an Internal Revenue Service determination letter to the effect that the termination does not affect either the qualified status of the Plan or the exempt status of the Trust, or, if such letter is not issued, until the Trustee is reasonably satisfied that adequate provision has been made for the payment of all taxes which may be due and owing by the Trust.
In no event shall any distribution be made by the Trustee until the Trustee is reasonably satisfied that the distribution will not be contrary to the applicable provisions of the Plan dealing with terminations of the Plan and the Trust.

       I. The Trust and the contributions made by each Plan Sponsor to the Trustee are conditioned upon the conditions set forth in the Plan as to qualification and returns of contributions, and the returns of contributions by the Trustee to the Plan Sponsors in certain events is governed by such provisions of the Plan.

       J. If at any time more than one person or entity is serving as the Trustee, the persons or entities so serving shall act by the action of a majority, with or without a meeting, and any action may be evidenced by a writing executed by a majority of the persons or entities constituting the Trustee.

       K. Each Plan Sponsor agrees at its sole cost and expense to indemnify and hold harmless the Trust and the Trustee from and against any claim, liability, loss, cost, expense, action or cause of action resulting from or in connection with any claim asserted by any person or persons where the Trustee has acted in good faith pursuant to the Trust or in reliance on a written notice to the extent the notice is authorized in the Plan or Trust and has been given in accordance with the terms and conditions of the Plan.

       L. The Trust shall be administered, construed and enforced according to the laws of the State of Alabama to the extent not preempted by federal laws, and the Trustee shall be liable to account only in the courts of that state and in any court of appropriate jurisdiction of the United States of America. All transfers of funds or other property to or from the Trustee shall be deemed to take place in the State of Alabama.


       IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be executed on the day and year first above written.

                                     PRIMARY SPONSOR:

                                 MORRISON RESTAURANTS INC.


                                          By: /s/ Samuel E. Beall

                                          Title: President and Chief Executive
                                                 Officer
ATTEST:

/s/ Pfilip G. Hunt

Title: Senior Vice President,
       General Counsel & Secretary

  [CORPORATE SEAL]
                                           TRUSTEE:

                                           AMSOUTH BANK N.A.


                                           By: /s/ Lynn E. Cushing

                                           Title: Senior Vice President
ATTEST:

/s/ Donna P. Price

Title: Assistant Vice President
       and Trust Officer


              [SEAL]

                                  FIRST AMENDMENT TO THE
                                 MORRISON RESTAURANTS INC.
                                   SALARY DEFERRAL PLAN
                                      TRUST AGREEMENT


       THIS FIRST AMENDMENT made on this 30th day of June , 1995, by and between MORRISON RESTAURANTS INC. (the "Primary Sponsor"), a corporation organized and existing under the laws of the State of Delaware; and AMSOUTH BANK N.A. of Birmingham, Alabama (the "Trustee");

                                   W I T N E S S E T H:

       WHEREAS, the Primary Sponsor maintains the Morrison Restaurants Inc. Salary Deferral Plan (the"Plan"), which was established by indenture dated June 1, 1968 and which was last amended and restated by indenture dated December 31, 1993;

       WHEREAS, the Primary Sponsor established a trust as part of the Plan (the"Trust") pursuant to which the Trustee currently serves as trustee; and

       WHEREAS, the Primary Sponsor and the Trustee desire to amend the Trust for the purpose of facilitating investment transactions effected pursuant to the terms of the Plan;

       NOW, THEREFORE, the Trust is hereby amended, effective as of the date first set forth above, as follows:

       1. By deleting the first sentence of Section III.C. and by substituting therefor the following:

       The Trustee shall make payments out of the Fund to the persons, in the manner and in the amounts specified in directions received by it from the Plan Administrator.

       2. By deleting the last sentence of Section VIII.A. and by substituting therefor the following:

       "One such Individual Fund shall be established for investments in Qualifying Employer Securities and shall be known as the 'Morrison Stock Fund.'"

       3. By deleting Section IX.C. in its entirety and by substituting therefor the following:

              C. Investment directions by Members to the Plan Administrator shall be made in the manner and pursuant to rules established by the Plan Administrator and shall indicate the manner in which contributions are to be invested in, or the allocation of a Member's Account among, the available Individual Funds.

                     2. Directions provided to the Trustee shall remain in effect until superseded by subsequent directions provided by the Member.

       Except as specifically amended hereby, the Trust shall remain in full force and effect as prior to this First Amendment.

       IN WITNESS WHEREOF, the Primary Sponsor and Trustee have caused this First Amendment to be executed as of the day and year first above written.

                                          MORRISON RESTAURANTS INC.

                                          By:/s/ Samuel E. Beall

                                          Title: Chairman and CEO

ATTEST:
/s/ Pfilip G. Hunt

Title: Secretary

       [CORPORATE SEAL]

                                          AMSOUTH BANK N.A.

                                          By:/s/ Katherine W. Davidson

                                          Title: Senior Vice President
                                                 and Trust Officer

ATTEST:
`/s/ Tracy D. Crain

Title: Vice President and Trust Officer

       [SEAL]